UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22421

iShares Trust

(Exact name of registrant as specified in charter)
c/o: State Street Bank and Trust Company
200 Clarendon Street, Boston, MA 02116-5021
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

October 31, 2011

2011 Annual Report

iShares Trust

iShares Floating Rate Note Fund  |  FLOT  |  NYSE Arca

iShares JPMorgan USD Emerging Markets Bond Fund  |  EMB  |  NYSE Arca

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund  |  ISHG  |  NASDAQ

iShares S&P/Citigroup International Treasury Bond Fund  |  IGOV  |  NASDAQ

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE NOTE FUND

Performance as of October 31, 2011

Cumulative Total Returns
Inception to 10/31/11
NAV	MARKET	INDEX
(1.31)%	(1.59)%	(1.06)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 6/14/11.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/17/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

For the fiscal period ended 10/31/2011, the Fund did not have six months of performance and therefore line graphs are not presented.

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	20.78%
Aa1	7.18
Aa2	18.95
Aa3	15.51
A1	7.02
A2	15.42
A3	8.66
A3e	1.02
Baa1	5.46

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets

U.S. Treasury Bills, 0.00%, 11/17/11	3.38%
Landwirtschaftliche Rentenbank, 0.30%, 02/12/13	2.71
Bank of America Corp. Series L, 1.85%, 01/30/14	2.32
JPMorgan Chase & Co., 0.96%, 02/26/13	2.29
Goldman Sachs Group Inc. (The), 1.27%, 02/07/14	2.26
Royal Bank of Scotland Group PLC, 0.98%, 05/11/12	2.03
KfW, 0.42%, 01/25/13	1.94
JPMorgan Chase & Co., 1.10%, 05/02/14	1.84
Morgan Stanley, 1.41%, 04/29/13	1.80
Wachovia Corp./Wells Fargo & Co., 2.20%, 05/01/13	1.29

TOTAL	21.86%

The iShares Floating Rate Note Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital US Floating Rate Note < 5 Years Index (the “Index”). The Index measures the performance of U.S. dollar-denominated, investment grade floating rate notes. Securities in the Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 14, 2011 (inception date of the Fund) through October 31, 2011 (the “reporting period”), the total return for the Fund was (1.31)%, net of fees, while the total return for the Index was (1.06)%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE NOTE FUND

Floating rate notes generally declined during the reporting period in an environment of market volatility. Factors driving performance within the fixed income universe included concern about the sovereign debt crisis in Europe, weak economic conditions in the United States and Europe, a changing inflation outlook, high levels of stock market volatility, and the U.S. Federal Reserve’s stance on maintaining low short-term interest rates while lowering long-term interest rates.

The reporting period opened amid economic uncertainty. Economic data reflected a slowdown in manufacturing, stubbornly high unemployment levels, a weak housing market, and inflationary pressures stemming from high commodity prices. In Europe, the sovereign debt crisis mounted, spreading from Greece to Portugal and Ireland, and sparking fears of contagion to other, larger European countries. A debate in the United States about the debt ceiling and a brush with a U.S. Treasury default created further worry.

The result was a flight to safety that led to a strong rally in the U.S. bond market. Within the bond universe, investors favored high quality U.S. Treasury issues over those with credit risk. The U.S. Federal Reserve’s effort to reduce long-term yields, while leaving short-term rates at their historically low levels, also benefited U.S. Treasury paper, particularly long-term U.S. Treasury bonds.

Because floating rate notes have a variable coupon, they remain relatively unaffected by changes in interest rates. However, they are subject to credit risk. In a reporting period largely driven by risk aversion, credit risk played an important role in market returns. Performance ranged from U.S. Treasuries, which delivered the strongest returns, to high yield corporate bonds and commercial mortgage-backed securities, which fared the worst. In this environment, investment grade bonds lagged U.S. Treasuries but outpaced the lower quality corporate and mortgage-backed segments of the bond market.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

Performance as of October 31, 2011

Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/11			Inception to 10/31/11			Inception to 10/31/11
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.71%	2.61%	3.53%	8.00%	8.16%	8.80%	34.75%	35.52%	38.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (12/17/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/19/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	0.52%
Aa3	0.91
A1	3.06
A2	3.77
A3	2.61
Baa1	19.76
Baa2	8.50
Baa3	19.16
Ba1	8.39
Ba2	14.87
B1	2.48
B2	5.06
B3	0.40
Not Rated	10.51

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets
Philippines (Republic of the), 7.75%, 01/14/31	4.35%
Turkey (Republic of), 6.88%, 03/17/36	3.75
Russian Federation (The), 7.50%, 03/31/30	3.74
Turkey (Republic of), 7.25%, 03/15/15	3.55
Brazil (Federative Republic of), 7.13%, 01/20/37	2.99
Peru (Republic of), 6.55%, 03/14/37	2.75
Indonesia (Republic of), 6.88%, 01/17/18	2.57
Petronas Capital Ltd. (Malaysia), 5.25%, 08/12/19	2.55
Colombia (Republic of), 7.38%, 03/18/19	2.41
Uruguay (Republic of), 7.63%, 03/21/36	2.15

TOTAL	30.81%

The iShares JPMorgan USD Emerging Markets Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index (the “Index”). The Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from February 28 to October 31. For the period from March 1, 2011 to October 31, 2011 (the “reporting period”), the total return for the Fund was 7.63%, net of fees, while the total return for the Index was 8.15%.

Emerging markets debt generally delivered solid total returns (appreciation plus interest income) for the reporting period, in an environment of weak global economic conditions and substantial volatility among global fixed income markets. Several factors, including weak economic conditions among developed countries, the sovereign debt crisis in Europe, the downgrading of U.S. Treasury bonds, and low yields offered by U.S. Treasury bonds, increased the relative attractiveness of emerging markets debt versus developed markets debt.

The developed economies of Europe and the United States grappled with a sluggish economic environment during the reporting period, struggling to avoid a “double-dip” recession. For most emerging markets though, growth remained on a solid positive trajectory during this period. Although many emerging markets economies have been reliant on exports to developed countries, some countries, including China and Brazil, have an emerging middle class that fueled domestic demand, enabling these economies to weather the downturn in economic growth plaguing developed markets.

Fiscal soundness was another key driver of performance. As concern grew about the sovereign debt crisis in Europe, particularly about the possibility of default in Greece, the fiscal soundness of other European bond markets came into question. Key to the concern was the level of national debt that these economies carry relative to their gross domestic product (“GDP”). In the United States, debt ceiling debates and a brush with U.S. Treasury default triggered similar worries. For many emerging markets countries experiencing robust growth, the ratio of debt to GDP tended to be significantly less, making emerging market bonds an attractive alternative from the standpoint of perceived risk. The higher

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

the debt to GDP ratio, the less likely the country will pay its debt back. Compared with the United States, whose debt to GDP ratio is above 90%, the Euro area, whose debt to GDP ratio was last reported in 2011 at 85%, and Japan, whose debt to GDP ratio was 220%, the debt to GDP ratio for Korea, China, and Russia was 31%, 18%, and 9%, respectively.

Emerging markets bonds as a group continued to offer higher yields than those of developed countries during the reporting period. Compared to ten-year government bond yields in the United States, Germany, and Japan of 1.96%, 1.72%, and 0.98%, respectively, ten-year government bond yields in Russia, South Korea, and China were 6.00%, 3.78%, and 3.67%, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

Performance as of October 31, 2011

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 10/31/11			Inception to 10/31/11			Inception to 10/31/11
iSHARES BOND FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
S&P/Citigroup 1-3 Year International Treasury	0.04%	(0.09)%	0.57%	4.88%	4.83%	5.44%	14.16%	14.02%	15.84%
S&P/Citigroup International Treasury	0.27%	0.81%	0.56%	6.23%	6.42%	6.80%	18.28%	18.87%	20.06%

Total returns for the period since inception are calculated from the inception date of each Fund (1/21/09). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (1/23/09), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

iShares S&P/Citigroup International Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

The iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. that have a remaining maturity of greater than one year and less than or equal to three years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from February 28 to October 31. For the period from March 1, 2011 to October 31, 2011 (the “reporting period”), the total return for the Fund was 0.48%, net of fees, while the total return for the Index was 0.89%.

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	48.94%
Aa1	4.66
Aa3	22.55
A1	4.82
A2	8.61
Ba1	3.41
Ba2	2.64
Ca	4.37

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets

Japan (Government of), 1.20%, 09/20/13	8.66%
Japan (Government of), 0.80%, 12/20/13	4.87
Germany (Federal Republic of), 3.75%, 07/04/13	3.58
Japan (Government of), 1.10%, 09/20/12	3.26
Italy (Republic of), 4.75%, 02/01/13	3.22
Netherlands (Kingdom of the), 4.25%, 07/15/13	2.69
United Kingdom Treasury Bond, 2.25%, 03/07/14	2.57
Canada (Government of), 3.50%, 06/01/13	2.36
Italy (Republic of), 2.25%, 11/01/13	2.25
Ireland (Government of), 4.00%, 01/15/14	2.17

TOTAL	35.63%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

The iShares S&P/Citigroup International Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from February 28 to October 31. For the period from March 1, 2011 to October 31, 2011 (the “reporting period”), the total return for the Fund was 3.19%, net of fees, while the total return for the Index was 3.41%.

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	48.60%
Aa1	4.72
Aa3	22.44
A1	4.68
A2	8.95
Ba1	2.64
Ba2	3.26
Ca	4.53
Not Rated	0.18

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets

Japan (Government of), 1.50%, 09/20/15	4.37%
Japan (Government of), 2.20%, 09/21/20	4.09
Japan (Government of), 1.30%, 12/20/13	2.89
France (Republic of), 5.00%, 10/25/16	2.84
Japan (Government of), 1.50%, 12/20/17	2.79
Germany (Federal Republic of), 4.25%, 07/04/17	2.78
Australia (Commonwealth of), 6.25%, 04/15/15	2.72
Netherlands (Kingdom of the), 3.75%, 01/15/23	2.64
Germany (Federal Republic of), 3.75%, 01/04/15	2.43
Italy (Republic of), 4.50%, 02/01/20	2.21

TOTAL	29.76%

International bonds in developed markets generally delivered positive returns for the reporting period. A slowdown in global economic growth, particularly among developed countries, combined with increasing concerns surrounding sovereign debt in Europe, drove bond market performance.

Economies around the world struggled with weak economic conditions during the reporting period. After emerging from recession, global economies had shown signs of recovery as the reporting period began. During the period, however, conditions slowed again, and the possibility of a “double-dip” recession created concern. Discouraging economic data, particularly in the United States, caused lower expectations for global growth. Despite the poor economic environment, the European Central Bank raised its key short-term interest rate twice during the period, in an effort to address inflation levels that had risen above their target range. However, the central banks of the United Kingdom and Japan left interest rates unchanged during the period in the face of sluggish economic conditions. As fears of a global recession grew, bond prices climbed, and yields declined.

Sovereign debt concerns in Europe also affected bond markets. Three peripheral European countries – Greece, Ireland, and Portugal – accepted bailout packages from the European Union and International Monetary Fund in order to meet their debt obligations. Although bailout packages remained limited to smaller countries, concerns mounted about the possibility not only of a default in Greece but also contagion to larger, fiscally weak European countries. In response, a flight to quality drove down yields in areas considered to offer more relative safety, including Government bonds in Germany, France, and the United Kingdom.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

For shorter-term bonds (those in the one-to three-year maturity range), yields fell as the flight to quality meant that shorter-term instruments were favored over longer-term paper. The European Central Bank’s decision to combat inflation risk by raising its key short-term interest rate also benefited shorter-term bonds.

For U.S. investors, the gains in the European, British, and Canadian bond markets were partially trimmed by a rally in the U.S. dollar against those countries’ currencies. Contributing to this rally was evidence of poor economic conditions in Europe, as well as concern stemming from the sovereign debt crisis. However, the U.S. dollar depreciated against the Japanese yen during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Fund	Beginning Account Value [a] (5/1/11)	Ending Account Value (10/31/11)	Annualized Expense Ratio	Expenses Paid During Period [b] (5/1/11 to 10/31/11)
Floating Rate Note
Actual	$1,000.00	$ 986.90	0.20%	$0.76
Hypothetical (5% return before expenses)	1,000.00	1,018.30	0.20	0.77
JPMorgan USD Emerging Markets Bond
Actual	1,000.00	1,049.30	0.60	3.10
Hypothetical (5% return before expenses)	1,000.00	1,022.20	0.60	3.06
S&P/Citigroup 1-3 Year International Treasury Bond
Actual	1,000.00	963.10	0.35	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.35	1.79

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Fund	Beginning Account Value [a] (5/1/11)	Ending Account Value (10/31/11)	Annualized Expense Ratio	Expenses Paid During Period [b] (5/1/11 to 10/31/11)
S&P/Citigroup International Treasury Bond
Actual	$1,000.00	$ 986.70	0.35%	$1.75
Hypothetical (5% return before expenses)	1,000.00	1,023.40	0.35	1.79

[a]	The beginning of the period is June 14, 2011 (commencement of operations) for the iShares Floating Rate Note Fund.
[b]

The actual expenses for the Funds are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (139 days for the iShares Floating Rate Note Fund and 184 days for all other Funds) and divided by the number of days in the year (365 days). Hypothetical expenses for all the Funds, which are based on a hypothetical half year, are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	15

Schedule of Investments

iSHARES® FLOATING RATE NOTE FUND

October 31, 2011

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 91.28%

AGRICULTURE — 0.42%
Archer-Daniels-Midland Co.
0.45%, 08/13/12	$250	$250,402

		250,402
APPAREL — 0.17%
VF Corp.
1.06%, 08/23/13	100	99,921

		99,921
AUTO MANUFACTURERS — 1.60%
Daimler Finance North America LLC
0.97%, 03/28/14[b]	400	393,902
1.54%, 09/13/13[b]	200	200,016
Volkswagen International Finance NV
0.98%, 04/01/14[b]	350	350,851

		944,769
AUTO PARTS & EQUIPMENT — 0.17%
Johnson Controls Inc.
0.67%, 02/04/14	100	99,999

		99,999
BANKS — 60.23%
Abbey National Treasury Services PLC
2.00%, 04/25/14	300	284,354
ABN Amro Bank NV
2.20%, 01/30/14[b,c]	400	392,394
ANZ National International Ltd.
1.35%, 12/20/13[b]	300	298,317
Australia and New Zealand Banking Group Ltd.
0.63%, 06/18/12[b]	650	650,293
1.13%, 01/10/14[b,c]	400	397,920
Bank of America Corp.
Series L
1.85%, 01/30/14	1,450	1,374,078
Bank of New York Mellon Corp. (The)
0.69%, 07/28/14	250	246,598
Bank of Tokyo-Mitsubishi UFJ
0.97%, 02/24/14[b]	250	249,697

Security	Principal (000s)	Value

Barclays Bank PLC
1.13%, 03/05/12[b]	$400	$400,640
1.44%, 01/13/14	250	240,693
BBVA U.S. Senior SA Unipersonal
2.42%, 05/16/14	200	192,056
BNP Paribas SA
0.68%, 02/01/12	250	246,322
1.29%, 01/10/14	500	480,292
BPCE SA
2.02%, 02/07/14[b]	100	94,803
Citigroup Inc.
0.55%, 11/05/14[c]	500	467,596
1.14%, 02/15/13	350	344,028
1.30%, 04/01/14[c]	600	577,728
1.85%, 01/13/14	500	489,788
2.29%, 08/13/13	300	298,171
Commonwealth Bank of Australia
0.72%, 12/10/12[b]	400	401,356
0.86%, 06/25/14[b,c]	650	653,950
0.90%, 03/19/13[b]	400	399,636
1.08%, 03/17/14[b]	300	294,949
Credit Agricole SA
1.86%, 01/21/14[b]	500	478,086
Danske Bank A/S
0.66%, 05/24/12[b]	400	399,723
Dexia Credit Local SA
0.64%, 01/12/12[b]	500	499,468
0.73%, 03/05/13[b]	300	281,833
Goldman Sachs Group Inc. (The)
0.97%, 09/29/14	300	272,560
1.27%, 02/07/14	1,400	1,338,939
Series B
0.82%, 07/22/15	500	446,723
HSBC Bank PLC
0.72%, 05/15/13[b]	650	643,824
0.93%, 08/12/13[b]	250	248,029
ING Bank NV
1.40%, 03/15/13[b]	750	740,023
1.72%, 10/18/13[b]	500	490,523
Intesa Sanpaolo SpA
2.71%, 02/24/14[b]	500	456,325

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE NOTE FUND

October 31, 2011

Security	Principal (000s)	Value

JPMorgan Chase & Co.
0.96%, 02/26/13	$1,350	$1,352,720
1.10%, 05/02/14[c]	1,100	1,087,898
1.22%, 01/24/14	450	447,036
KfW
0.42%, 01/25/13	1,150	1,149,669
Landwirtschaftliche Rentenbank
0.30%, 02/12/13[b]	1,600	1,600,352
Lloyds TSB Bank PLC
2.77%, 01/24/14	250	242,503
Morgan Stanley
0.69%, 01/09/14	550	507,020
1.00%, 10/15/15	500	439,245
1.41%, 04/29/13	1,100	1,064,902
2.02%, 01/24/14	500	477,102
2.79%, 05/14/13	500	494,423
National Australia Bank Ltd.
0.97%, 11/08/13[b]	500	499,487
1.11%, 04/11/14[b]	600	597,969
1.37%, 07/25/14[b]	150	151,592
Nordea Bank AB
1.30%, 01/14/14[b]	500	501,936
PNC Funding Corp.
0.63%, 01/31/14[d]	400	393,260
Royal Bank of Canada
0.49%, 12/12/12	200	200,212
0.70%, 04/17/14	200	198,605
Royal Bank of Scotland Group PLC
0.58%, 03/30/12[b]	600	600,300
0.98%, 05/11/12[b]	1,200	1,203,655
Santander US Debt SA Unipersonal
1.17%, 03/30/12[b]	300	299,376
Societe Generale
1.44%, 04/11/14[b]	430	391,450
Toronto-Dominion Bank (The)
0.60%, 07/26/13[c]	500	499,704
UBS AG Stamford
1.40%, 02/23/12	500	501,235
US Bank N.A.
0.68%, 10/14/14	350	345,087

Security	Principal (000s)	Value

Wachovia Bank N.A./Wells Fargo & Co.
0.64%, 11/03/14	$500	$465,642
Wachovia Corp./Wells Fargo & Co.
0.55%, 04/23/12	550	549,924
2.20%, 05/01/13	750	761,561
Wells Fargo & Co.
0.62%, 10/28/15[c]	550	515,329
Westpac Banking Corp.
0.51%, 11/26/12[b]	500	500,208
0.53%, 12/14/12[b]	400	400,675
0.62%, 09/10/14[b]	500	503,192
0.94%, 04/08/13[b]	450	450,530
1.10%, 03/31/14[b,c]	450	451,299

		35,616,813
BEVERAGES — 1.69%
Anheuser-Busch InBev Worldwide Inc.
0.97%, 01/27/14	500	500,406
Coca-Cola Co. (The)
0.34%, 05/15/12	200	200,097
PepsiCo Inc.
0.35%, 05/10/13	300	299,717

		1,000,220
CHEMICALS — 0.51%
E.I. du Pont de Nemours and Co.
0.78%, 03/25/14	300	301,517

		301,517
COMPUTERS — 1.35%
Hewlett-Packard Co.
0.46%, 09/13/12	200	199,411
0.59%, 05/24/13	400	396,425
International Business Machines Corp.
0.30%, 11/04/11	200	200,000

		795,836
COSMETICS & PERSONAL CARE — 0.51%
Procter & Gamble Co. (The)
0.33%, 11/14/12	300	300,341

		300,341
DIVERSIFIED FINANCIAL SERVICES — 11.88%
American Express Credit Corp.
1.94%, 06/19/13	550	557,105

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® FLOATING RATE NOTE FUND

October 31, 2011

Security	Principal (000s)	Value

Series C
0.36%, 02/24/12	$100	$99,829
American Honda Finance Corp.
0.54%, 08/28/12[b]	200	199,949
Credit Suisse (USA) Inc.
0.64%, 04/12/13	200	196,985
General Electric Capital Corp.
0.51%, 04/10/12	600	600,118
0.95%, 01/07/13	500	500,473
1.01%, 04/07/14	500	490,746
1.14%, 05/09/16	750	713,493
Series A
0.56%, 11/01/12	450	450,582
0.61%, 09/15/14	750	731,190
HSBC Finance Corp.
0.65%, 01/15/14	350	326,449
0.70%, 09/14/12	250	246,014
0.76%, 07/19/12	400	396,051
0.76%, 06/01/16	250	216,582
John Deere Capital Corp.
0.55%, 07/15/13	300	299,694
Merrill Lynch & Co. Inc.
Series C
0.56%, 06/05/12	500	490,145
Svensk Exportkredit AB
1.04%, 08/14/14	500	507,028

		7,022,433
FOOD — 0.51%
General Mills Inc.
0.64%, 05/16/14	300	298,791

		298,791
GAS — 0.25%
Sempra Energy
1.11%, 03/15/14	150	150,220

		150,220
HEALTH CARE — PRODUCTS — 0.34%
Johnson & Johnson
0.38%, 05/15/14	200	200,336

		200,336

Security	Principal (000s)	Value

INSURANCE — 2.95%
Berkshire Hathaway Finance Corp.
0.72%, 01/10/14	$350	$349,130
Berkshire Hathaway Inc.
0.71%, 02/11/13	350	351,139
MetLife Global Funding I
0.89%, 04/10/12[b]	200	200,256
1.14%, 01/10/14[b]	200	199,736
MetLife Institutional Funding II
0.76%, 03/27/12[b]	200	200,159
1.27%, 04/04/14[b]	100	99,739
Monumental Global Funding III
0.60%, 01/15/14[b,c]	150	145,670
Sun Life Financial Global Funding LP
0.61%, 10/06/13[b]	200	198,619

		1,744,448
MACHINERY — 0.76%
Caterpillar Inc.
0.47%, 05/21/13	450	450,015

		450,015
MULTI-NATIONAL - 1.95%
African Development Bank
0.59%, 08/04/14	450	453,078
European Investment Bank
0.63%, 03/05/12	500	500,545
Inter-American Development Bank
0.75%, 05/20/14	200	202,415

		1,156,038
OIL & GAS — 1.52%
BP Capital Markets PLC
0.94%, 03/11/14	300	300,310
Shell International Finance BV
0.71%, 06/22/12	200	200,543
Total Capital Canada Ltd.
0.38%, 05/13/13	400	400,447

		901,300
PHARMACEUTICALS — 1.10%
Sanofi
0.56%, 03/28/13	350	350,718

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE NOTE FUND

October 31, 2011

Security	Principal (000s)	Value

Teva Pharmaceutical Finance III BV
0.85%, 03/21/14	$300	$299,951

		650,669
RETAIL — 0.51%
Target Corp.
0.57%, 07/18/14	300	299,404

		299,404
SAVINGS & LOANS — 1.18%
SSIF Nevada LP
1.10%, 04/14/14[b]	700	699,782

		699,782
SEMICONDUCTORS — 0.34%
Texas Instruments Inc.
0.47%, 05/15/13[c]	200	200,378

		200,378
TELECOMMUNICATIONS — 1.34%
Cisco Systems Inc.
0.59%, 03/14/14	200	199,737
Telefonica Emisiones SAU
0.59%, 02/04/13	200	192,747
Verizon Communications Inc.
0.97%, 03/28/14	400	401,448

		793,932

TOTAL CORPORATE BONDS & NOTES (Cost: $54,640,393)		53,977,564

FOREIGN GOVERNMENT BONDS & NOTES[a,e] — 1.52%
CANADA — 1.52%
Ontario (Province of)
0.45%, 11/19/12	400	400,179
0.75%, 05/22/12	500	501,266

		901,445

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost: $901,568)		901,445
SHORT-TERM INVESTMENTS — 16.75%

U.S. GOVERNMENT OBLIGATIONS — 3.38%
U.S. Treasury Bills
0.00%, 11/17/11[f]	2,000	1,999,987

		1,999,987

Security	Shares	Value

MONEY MARKET FUNDS — 13.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.20%[d,g,h]	4,702,766	$4,702,766
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,g,h]	560,609	560,609
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[d,g],i	2,644,127	2,644,127

		7,907,502

TOTAL SHORT-TERM INVESTMENTS (Cost: $9,907,463)		9,907,489

TOTAL INVESTMENTS IN SECURITIES — 109.55% (Cost: $65,449,424)		64,786,498
Other Assets, Less Liabilities — (9.55)%		(5,650,406)

NET ASSETS — 100.00%		$59,136,092

[a]	Variable rates shown are as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	Investments are denominated in U.S. dollars.
[f]	Yield to maturity rounds to less than 0.01%.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[i]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

October 31, 2011

Security	Principal (000s)	Value

QUASI-SOVEREIGN BONDS & NOTES[a] — 16.64%

BRAZIL — 1.04%
Banco Nacional de Desenvolvimento Economico e Social
6.50%, 06/10/19[b]	$28,700	$32,646,250

		32,646,250
CHILE — 0.43%
National Copper Corporation of Chile
3.75%, 11/04/20[b]	13,500	13,575,600

		13,575,600
CHINA — 1.04%
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	32,352	32,518,590

		32,518,590
INDONESIA — 1.16%
Majapahit Holding BV
7.75%, 01/20/20[b]	27,600	32,085,000
PT Pertamina Persero Tbk
5.25%, 05/23/21[b]	4,200	4,315,500

		36,400,500
KAZAKHSTAN — 2.77%
KazMunaiGaz Finance Sub BV
6.38%, 04/09/21[b]	21,700	23,164,750
9.13%, 07/02/18[b]	48,533	59,088,927
11.75%, 01/23/15[b]	4,000	4,875,000

		87,128,677
MALAYSIA — 2.55%
Petronas Capital Ltd.
5.25%, 08/12/19[b]	71,176	80,205,943

		80,205,943
MEXICO — 2.44%
Comision Federal Electricidad
4.88%, 05/26/21[b]	4,000	4,080,000
Pemex Project Funding Master Trust
6.63%, 06/15/35	24,108	26,337,990
Petroleos Mexicanos
8.00%, 05/03/19	37,023	46,186,192

		76,604,182

Security	Principal (000s)	Value

PHILIPPINES — 1.17%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	$30,709	$36,697,255

		36,697,255
RUSSIA - 1.09%
RSHB Capital SA
9.00%, 06/11/14[b]	11,045	12,204,725
Russian Agricultural Bank OJSC
6.30%, 05/15/17[b]	3,675	3,808,219
Vnesheconombank Via VEB Finance PLC
6.90%, 07/09/20[b]	16,992	18,308,880

		34,321,824
SOUTH AFRICA — 0.73%
Eskom Holdings Ltd.
5.75%, 01/26/21[b]	21,750	23,000,625

		23,000,625
UKRAINE — 0.85%
Naftogaz Ukraine
9.50%, 09/30/14	27,265	26,856,025

		26,856,025
VENEZUELA — 1.37%
Petroleos de Venezuela SA
5.38%, 04/12/27	39,176	19,588,000
5.50%, 04/12/37[b]	12,960	6,253,200
8.50%, 11/02/17[b]	20,090	14,665,700
12.75%, 02/17/22[b]	3,300	2,656,500

		43,163,400

TOTAL QUASI-SOVEREIGN BONDS & NOTES (Cost: $504,513,881)		523,118,871

SOVEREIGN BONDS & NOTES[a] — 80.48%

ARGENTINA — 2.29%
Argentina (Republic of)
2.50%, 12/31/38[c]	63,140	23,519,650
8.28%, 12/31/33	17,945	13,458,960
8.28%, 12/31/33[d]	45,191	35,135,646

		72,114,256

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

October 31, 2011

Security	Principal (000s)	Value

BELARUS—0.39%
Belarus (Republic of)
8.75%, 08/03/15[b]	$14,586	$12,288,705

		12,288,705
BRAZIL—6.95%
Brazil (Federative Republic of)
7.13%, 01/20/37	70,295	94,019,562
8.00%, 01/15/18	53,478	62,702,564
10.13%, 05/15/27	24,682	39,984,840
11.00%, 08/17/40	16,359	21,634,778

		218,341,744
BULGARIA - 0.62%
Bulgaria (Republic of)
8.25%, 01/15/15[b]	17,220	19,501,650

		19,501,650
CHILE—0.89%
Chile (Republic of)
3.25%, 09/14/21	4,574	4,544,726
3.88%, 08/05/20	22,144	23,317,632

		27,862,358
COLOMBIA—5.29%
Colombia (Republic of)
7.38%, 01/27/17	39,893	48,370,262
7.38%, 03/18/19	60,270	75,789,525
7.38%, 09/18/37	30,959	42,104,240

		166,264,027
CROATIA—1.84%
Croatia (Government of)
6.38%, 03/24/21[b]	7,500	7,218,750
6.63%, 07/14/20[b]	23,080	22,704,950
6.75%, 11/05/19[e]	21,343	21,539,505
6.75%, 11/05/19[b]	6,330	6,330,000

		57,793,205
DOMINICAN REPUBLIC—0.57%
Dominican Republic (Government of)
7.50%, 05/06/21[b]	17,400	17,922,000

		17,922,000

Security	Principal (000s)	Value

EGYPT—0.47%
Egypt (Republic of)
5.75%, 04/29/20[b]	$14,872	$14,909,180

		14,909,180
EL SALVADOR—0.48%
El Salvador (Republic of)
7.65%, 06/15/35[b]	14,924	15,147,860

		15,147,860
HUNGARY—2.41%
Hungary (Republic of)
4.75%, 02/03/15	13,776	13,328,280
6.25%, 01/29/20	28,987	27,972,455
7.63%, 03/29/41	35,588	34,520,360

		75,821,095
INDONESIA—4.88%
Indonesia (Republic of)
4.88%, 05/05/21[b]	5,020	5,377,675
6.63%, 02/17/37[b]	55,678	67,370,380
6.88%, 01/17/18[b]	68,847	80,723,107

		153,471,162
IRAQ—1.02%
Iraq (Republic of)
5.80%, 01/15/28[b]	37,905	32,124,488

		32,124,488
IVORY COAST—0.59%
Ivory Coast (Republic of)
2.50%, 12/31/32[b,c,f]	34,153	18,528,003

		18,528,003
LEBANON—3.10%
Lebanon (Republic of)
6.10%, 10/04/22[b]	13,888	14,044,240
6.38%, 03/09/20	19,068	20,021,400
9.00%, 03/20/17	53,240	63,289,050

		97,354,690
LITHUANIA—2.00%
Lithuania (Republic of)
6.75%, 01/15/15[b]	28,700	30,996,000
7.38%, 02/11/20[b]	28,700	31,928,750

		62,924,750

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

October 31, 2011

Security	Principal (000s)	Value

MEXICO—5.37%
United Mexican States
5.63%, 01/15/17	$57,400	$65,436,000
5.88%, 02/17/14	22,960	25,083,800
6.05%, 01/11/40	12,054	14,133,315
6.75%, 09/27/34	51,086	64,112,930

		168,766,045
PANAMA—2.35%
Panama (Republic of)
6.70%, 01/26/36	30,135	37,668,750
7.25%, 03/15/15	31,283	36,131,865

		73,800,615
PERU—4.05%
Peru (Republic of)
6.55%, 03/14/37	69,579	86,451,908
7.13%, 03/30/19	33,005	40,926,200

		127,378,108
PHILIPPINES—5.57%
Philippines (Republic of the)
7.75%, 01/14/31	102,459	136,910,839
8.38%, 06/17/19	29,341	38,216,652

		175,127,491
POLAND—3.68%
Poland (Republic of)
5.00%, 10/19/15	43,874	46,670,968
5.13%, 04/21/21	13,534	13,770,845
6.38%, 07/15/19	49,298	55,213,760

		115,655,573
RUSSIA - 6.90%
Russian Federation (The)
3.63%, 04/29/15[b]	12,200	12,413,500
5.00%, 04/29/20[b]	25,000	26,062,500
5.74%, 04/03/17	8,928	9,352,080
7.50%, 03/31/30[b,c]	99,170	117,664,742
11.00%, 07/24/18[b]	19,200	26,880,000
12.75%, 06/24/28[b]	14,100	24,534,000

		216,906,822

Security	Principal (000s)	Value

SERBIA—0.45%
Serbia (Republic of)
7.25%, 09/28/21[b]	$13,776	$14,154,840

		14,154,840
SOUTH AFRICA—2.55%
South Africa (Republic of)
5.50%, 03/09/20	31,283	34,763,234
5.88%, 05/30/22	30,422	34,719,107
6.50%, 06/02/14	9,758	10,782,590

		80,264,931
SRI LANKA—0.90%
Sri Lanka (Government of)
6.25%, 10/04/20[b]	18,649	19,068,603
6.25%, 07/27/21[b]	9,000	9,180,000

		28,248,603
TURKEY—7.30%
Turkey (Republic of)
6.88%, 03/17/36	106,486	118,066,352
7.25%, 03/15/15	99,876	111,486,585

		229,552,937
UKRAINE—1.79%
Ukraine (Government of)
6.58%, 11/21/16[b]	21,075	19,705,125
7.75%, 09/23/20[b]	38,942	36,605,480

		56,310,605
URUGUAY—2.15%
Uruguay (Republic of)
7.63%, 03/21/36	51,275	67,683,000

		67,683,000
VENEZUELA—3.15%
Venezuela (Republic of)
5.75%, 02/26/16[b]	30,055	23,518,037
7.00%, 03/31/38[b]	5,300	3,007,750
7.75%, 10/13/19[b]	19,837	13,786,715
8.25%, 10/13/24[b]	10,492	6,741,110
9.00%, 05/07/23[b]	7,585	5,195,725
9.25%, 09/15/27	30,012	21,713,682
9.25%, 05/07/28[b]	2,000	1,335,000
9.38%, 01/13/34	882	590,940

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® JP MORGAN USD EMERGING MARKETS BOND FUND

October 31, 2011

Security	Principal (000s) or Shares	Value

11.95%, 08/05/31[b]	$10,079	$7,987,608
12.75%, 08/23/22[b]	17,240	15,171,200

		99,047,767
VIETNAM — 0.48%
Vietnam (Republic of)
6.75%, 01/29/20	14,872	15,169,440

		15,169,440

TOTAL SOVEREIGN BONDS & NOTES (Cost: $2,449,580,872)		2,530,435,950

U.S. GOVERNMENT OBLIGATIONS — 0.50%
U.S. Treasury Notes
3.25%, 06/30/16	14,364	15,915,987

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $14,610,950)		15,915,987

SHORT-TERM INVESTMENTS — 1.49%

MONEY MARKET FUNDS — 1.49%
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[g,h],i	46,777,677	46,777,677

		46,777,677

TOTAL SHORT-TERM INVESTMENTS (Cost: $46,777,677)		46,777,677

TOTAL INVESTMENTS IN SECURITIES — 99.11% (Cost: $3,015,483,380)		3,116,248,485
Other Assets, Less Liabilities — 0.89%		28,004,776

NET ASSETS — 100.00%		$3,144,253,261

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate increases in increments until maturity. Interest rate shown reflects the rate currently in effect. Maturity date shown reflects final maturity date.
[d]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[e]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[f]	Issuer is in default of interest payments.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

SCHDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

October 31, 2011

Security	Principal [a] (000s)	Value

FOREIGN GOVERNMENT BONDS & NOTES — 97.50%

AUSTRALIA — 4.67%
Australia (Commonwealth of)
4.75%, 11/15/12	1,296	$1,383,984
5.50%, 12/15/13	1,440	1,577,177
6.25%, 06/15/14	2,144	2,407,087
6.50%, 05/15/13	2,208	2,428,856

		7,797,104
AUSTRIA — 3.36%
Austria (Republic of)
3.80%, 10/20/13[b]	2,176	3,194,698
4.30%, 07/15/14	1,600	2,408,718

		5,603,416
BELGIUM — 4.55%
Belgium (Kingdom of)
4.00%, 03/28/13	2,240	3,196,211
4.00%, 03/28/14	2,080	2,976,236
4.25%, 09/28/14	368	529,670
5.00%, 09/28/12	480	689,567
8.00%, 12/24/12	128	190,343

		7,582,027
CANADA — 4.60%
Canada (Government of)
2.00%, 03/01/14	320	328,934
2.25%, 08/01/14	592	613,284
2.50%, 09/01/13	1,824	1,885,923
3.00%, 06/01/14	864	910,686
3.50%, 06/01/13	3,760	3,934,022

		7,672,849
DENMARK — 3.23%
Denmark (Kingdom of)
4.00%, 11/15/12	12,107	2,346,120
5.00%, 11/15/13	14,928	3,034,263

		5,380,383
FINLAND — 1.80%
Finland (Republic of)
3.13%, 09/15/14	1,073	1,588,422
5.38%, 07/04/13	944	1,418,932

		3,007,354

Security	Principal[a] (000s)	Value

FRANCE — 7.24%
France (Republic of)
2.50%, 01/12/14	2,368	$3,394,507
3.00%, 07/12/14	944	1,373,427
4.00%, 04/25/14	917	1,361,170
4.50%, 07/12/12	1,840	2,631,596
4.50%, 07/12/13	2,240	3,307,031

		12,067,731
GERMANY — 8.82%
Germany (Federal Republic of)
0.75%, 09/14/12	160	223,843
2.25%, 04/11/14	368	534,700
3.50%, 04/12/13	320	465,551
3.75%, 07/04/13	4,064	5,974,675
4.25%, 10/12/12	880	1,271,157
4.25%, 01/04/14	1,808	2,722,885
4.25%, 07/04/14	1,200	1,832,097
4.50%, 01/04/13	1,152	1,682,939

		14,707,847
GREECE — 4.27%
Hellenic Republic
4.00%, 08/20/13	1,996	1,110,776
4.50%, 05/20/14	2,908	1,583,050
4.60%, 05/20/13	2,326	1,310,300
5.50%, 08/20/14	4,265	2,244,793
6.50%, 01/11/14	1,553	864,927

		7,113,846
IRELAND — 3.33%
Ireland (Government of)
4.00%, 01/15/14	2,816	3,621,237
5.00%, 04/18/13	1,440	1,932,322

		5,553,559
ITALY — 8.39%
Italy (Republic of)
2.00%, 06/01/13	113	150,832
2.25%, 11/01/13	2,832	3,745,533
3.00%, 04/01/14	688	911,028
3.50%, 06/01/14	903	1,204,346
3.75%, 12/15/13	643	871,040
4.25%, 07/01/14	241	326,912

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

4.25%, 08/01/14	1,040	$1,408,955
4.75%, 02/01/13	3,867	5,375,324

		13,993,970
JAPAN — 21.99%
Japan (Government of)
0.80%, 12/20/13	624,000	8,112,840
1.10%, 09/20/12	419,800	5,430,963
1.10%, 12/20/12	80,000	1,037,276
1.20%, 09/20/13	1,104,000	14,440,702
1.60%, 06/20/14	160,000	2,128,046
1.90%, 06/20/14	160,000	2,144,134
5.00%, 09/22/14	232,000	3,384,091

		36,678,052
NETHERLANDS — 4.74%
Netherlands (Kingdom of the)
1.00%, 01/15/14	800	1,119,656
1.75%, 01/15/13	480	678,462
3.75%, 07/15/14	960	1,436,500
4.25%, 07/15/13	3,040	4,493,117
5.00%, 07/15/12	129	185,607

		7,913,342
NORWAY — 1.11%
Norway (Kingdom of)
6.50%, 05/15/13	9,568	1,853,514

		1,853,514
PORTUGAL — 2.58%
Portugal (Republic of)
4.38%, 06/16/14	1,488	1,542,026
5.45%, 09/23/13	2,416	2,759,194

		4,301,220
SPAIN — 4.69%
Spain (Kingdom of)
2.50%, 10/31/13	1,472	1,997,888
3.40%, 04/30/14	400	547,911
4.20%, 07/30/13	1,760	2,465,305
4.25%, 01/31/14	160	224,036
4.75%, 07/30/14	768	1,087,070
5.00%, 07/30/12	1,072	1,508,658

		7,830,868

Security	Principal[a] (000s) or Shares	Value

SWEDEN — 1.10%
Sweden (Kingdom of)
5.50%, 10/08/12	4,720	$757,057
6.75%, 05/05/14	6,180	1,082,430

		1,839,487
SWITZERLAND — 2.36%
Swiss Confederation
2.75%, 06/10/12	800	934,029
4.00%, 02/11/13	720	868,828
4.25%, 01/06/14	1,696	2,127,596

		3,930,453
UNITED KINGDOM — 4.67%
United Kingdom Treasury Bond
2.25%, 03/07/14	2,560	4,292,382
4.50%, 03/07/13	1,380	2,346,072
5.00%, 09/07/14	640	1,157,824

		7,796,278

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost: $164,446,355)		162,623,300

SHORT-TERM INVESTMENTS — 0.60%

MONEY MARKET FUNDS — 0.60%
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[c,d,e]	995,481	995,481

		995,481

TOTAL SHORT-TERM INVESTMENTS (Cost: $995,481)		995,481

TOTAL INVESTMENTS IN SECURITIES — 98.10% (Cost: $165,441,836)		163,618,781
Other Assets, Less Liabilities — 1.90%		3,174,770

NET ASSETS — 100.00%		$166,793,551

[a]	Principal amounts shown are in the local currency of the issuer.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

FOREIGN GOVERNMENT BONDS & NOTES — 97.59%

AUSTRALIA — 3.77%
Australia (Commonwealth of)
5.25%, 03/15/19	837	$938,730
5.50%, 01/21/18	270	305,781
5.50%, 04/21/23	432	492,133
5.75%, 07/15/22	1,053	1,224,698
6.25%, 04/15/15	6,728	7,664,223

		10,625,565
AUSTRIA — 4.65%
Austria (Republic of)
3.40%, 10/20/14	4,185	6,174,686
3.80%, 10/20/13[b]	1,836	2,695,527
4.15%, 03/15/37[b]	2,592	3,940,879
4.30%, 09/15/17[b]	108	167,041
6.25%, 07/15/27	76	141,081

		13,119,214
BELGIUM — 4.60%
Belgium (Kingdom of)
3.25%, 09/28/16	4,347	5,954,668
4.00%, 03/28/13	459	654,938
4.00%, 03/28/14	270	386,338
4.25%, 09/28/13	918	1,320,554
5.00%, 09/28/12	135	193,941
5.50%, 03/28/28	2,673	4,080,101
8.00%, 12/24/12	270	401,504

		12,992,044
CANADA — 4.69%
Canada (Government of)
2.50%, 06/01/15	540	565,841
3.50%, 06/01/13	4,914	5,141,432
3.75%, 06/01/19	4,401	4,961,598
4.00%, 06/01/41	432	523,097
5.00%, 06/01/37	1,350	1,844,889
9.00%, 06/01/25	114	198,810

		13,235,667
DENMARK — 2.76%
Denmark (Kingdom of)
4.00%, 11/15/15	2,700	562,973
4.00%, 11/15/19	2,700	582,793

Security	Principal[a] (000s)	Value

4.50%, 11/15/39	1,350	$342,979
5.00%, 11/15/13	9,396	1,909,830
7.00%, 11/10/24	15,660	4,388,211

		7,786,786
FINLAND — 2.00%
Finland (Republic of)
4.00%, 07/04/25	216	338,084
4.25%, 09/15/12	783	1,128,413
4.25%, 07/04/15	405	625,659
4.38%, 07/04/19	2,214	3,553,985

		5,646,141
FRANCE — 7.81%
France (Republic of)
0.75%, 09/20/12	243	338,464
3.50%, 04/25/20	2,619	3,811,117
4.00%, 04/25/14	280	415,624
4.00%, 10/25/38	1,674	2,388,503
4.00%, 04/25/60	129	182,511
4.75%, 10/25/12	1,890	2,733,024
5.00%, 10/25/16	5,049	7,997,847
5.50%, 04/25/29	135	229,255
6.00%, 10/25/25	135	238,208
8.50%, 04/25/23	1,782	3,704,562

		22,039,115
GERMANY — 7.88%
Germany (Federal Republic of)
1.50%, 03/15/13	675	954,548
3.25%, 07/04/42	270	412,365
3.75%, 01/04/15	4,501	6,863,728
4.25%, 07/04/17	4,860	7,851,933
4.75%, 07/04/28	3,483	6,139,115

		22,221,689
GREECE — 4.42%
Hellenic Republic
3.60%, 07/20/16	918	505,462
3.70%, 07/20/15	1,404	752,758
4.10%, 08/20/12	2,025	1,259,768
4.50%, 05/20/14	1,350	734,910
4.50%, 09/20/37	1,134	509,326
4.60%, 07/20/18	5,184	2,609,017
4.60%, 09/20/40	928	416,720

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

4.70%, 03/20/24	1,201	$566,053
5.30%, 03/20/26	756	355,935
5.50%, 08/20/14	1,895	997,393
5.90%, 04/20/17	540	282,074
5.90%, 10/22/22	1,431	671,578
6.10%, 08/20/15	1,215	674,049
6.25%, 06/19/20	778	425,541
6.50%, 01/11/14	1,917	1,067,652
6.50%, 10/22/19	1,296	648,648

		12,476,884
IRELAND — 2.57%
Ireland (Government of)
4.00%, 01/15/14	1,080	1,388,827
4.50%, 04/18/20	3,075	3,408,899
4.60%, 04/18/16	918	1,139,420
5.00%, 04/18/13	675	905,776
5.40%, 03/13/25	378	420,661

		7,263,583
ITALY — 8.74%
Italy (Republic of)
3.00%, 03/01/12	1,365	1,898,319
3.00%, 06/15/15	2,511	3,217,797
3.00%, 11/01/15	581	736,555
3.75%, 08/01/16	297	382,036
3.75%, 08/01/21	810	944,749
4.00%, 02/01/17	581	750,087
4.00%, 02/01/37	2,916	2,874,697
4.25%, 08/01/13	1,863	2,570,905
4.25%, 02/01/15	405	544,917
4.50%, 02/01/20	4,941	6,238,329
4.75%, 02/01/13	405	562,970
5.25%, 08/01/17	864	1,171,072
6.00%, 05/01/31	972	1,253,783
6.50%, 11/01/27	256	352,893
7.25%, 11/01/26	783	1,155,176

		24,654,285
JAPAN — 21.90%
Japan (Government of)
0.90%, 12/20/12	270,000	3,493,016
0.90%, 06/20/14	135,000	1,763,890
1.30%, 12/20/13	621,000	8,158,176

Security	Principal[a] (000s)	Value

1.50%, 09/20/15	918,000	$12,319,154
1.50%, 12/20/17	580,500	7,884,824
2.00%, 03/20/27	364,500	4,951,076
2.10%, 03/20/25	54,000	752,641
2.20%, 09/21/20	810,000	11,526,775
2.20%, 09/20/28	135,000	1,868,116
2.20%, 03/20/30	243,000	3,339,205
2.20%, 03/20/31	67,500	924,700
2.40%, 03/20/48	54,000	734,615
2.50%, 09/20/37	283,500	4,063,567

		61,779,755
NETHERLANDS — 4.60%
Netherlands (Kingdom of the)
1.75%, 01/15/13	523	739,241
2.75%, 01/15/15	2,997	4,386,256
3.75%, 01/15/23	4,806	7,452,176
4.25%, 07/15/13	270	399,060

		12,976,733
NORWAY — 0.77%
Norway (Kingdom of)
3.75%, 05/25/21	540	107,056
4.50%, 05/22/19	5,319	1,091,299
5.00%, 05/15/15	1,620	323,780
6.50%, 05/15/13	3,348	648,575

		2,170,710
PORTUGAL — 3.19%
Portugal (Republic of)
3.35%, 10/15/15	1,620	1,611,685
3.60%, 10/15/14	621	633,774
3.85%, 04/15/21	783	629,684
4.10%, 04/15/37	1,067	768,451
4.20%, 10/15/16	621	579,490
4.35%, 10/16/17	621	543,768
4.38%, 06/16/14	405	419,705
4.45%, 06/15/18	729	629,130
4.75%, 06/14/19	1,242	1,049,933
4.80%, 06/15/20	891	742,304
5.45%, 09/23/13	864	986,732
6.40%, 02/15/16	378	394,364

		8,989,020

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

SPAIN — 4.57%
Spain (Kingdom of)
2.50%, 10/31/13	351	$476,399
3.00%, 04/30/15	2,916	3,907,466
4.20%, 01/31/37	216	224,872
4.70%, 07/30/41	750	828,381
4.80%, 01/31/24	2,565	3,270,125
5.00%, 07/30/12	1,404	1,975,891
5.50%, 07/30/17	540	776,729
5.75%, 07/30/32	702	927,237
6.15%, 01/31/13	353	504,978

		12,892,078

SWEDEN — 2.26%
Sweden (Kingdom of)
3.00%, 07/12/16	5,400	888,681
3.50%, 03/30/39	7,425	1,376,061
4.50%, 08/12/15	270	46,484
5.50%, 10/08/12	405	64,959
6.75%, 05/05/14	22,815	3,996,057

		6,372,242

SWITZERLAND — 1.76%
Swiss Confederation
2.50%, 03/12/16	400	504,134
2.75%, 06/10/12	513	598,946
3.00%, 05/12/19	2,570	3,424,699
4.00%, 04/08/28	270	428,937

		4,956,716

UNITED KINGDOM — 4.65%
United Kingdom Treasury Bond
2.25%, 03/07/14	1,377	2,308,832
4.00%, 09/07/16	400	728,612
4.00%, 03/07/22	2,835	5,211,624
4.00%, 01/22/60	135	251,241
4.75%, 12/07/38	2,295	4,633,193

		13,133,502

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost: $272,617,280)		275,331,729

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.42%

MONEY MARKET FUNDS — 0.42%
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[c,d,e]	1,181,121	$1,181,121

		1,181,121

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,181,121)		1,181,121

TOTAL INVESTMENTS IN SECURITIES — 98.01% (Cost: $273,798,401)		276,512,850
Other Assets, Less Liabilities — 1.99%		5,617,358

NET ASSETS — 100.00%		$282,130,208

[a]	Principal amounts shown are in the local currency of the issuer.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2011

	iShares Floating Rate Note Fund	iShares JPMorgan USD Emerging Markets Bond Fund	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

ASSETS
Investments, at cost:
Unaffiliated	$57,144,675	$2,968,705,703	$164,446,355
Affiliated (Note 2)	8,304,749	46,777,677	995,481

Total cost of investments	$65,449,424	$3,015,483,380	$165,441,836

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$56,485,736	$3,069,470,808	$162,623,300
Affiliated (Note 2)	8,300,762	46,777,677	995,481

Total fair value of investments	64,786,498	3,116,248,485	163,618,781
Foreign currencies, at value[b]	—	—	3,665,953
Cash	2,113	13,581	—
Receivables:
Investment securities sold	600,040	—	81,509
Interest	66,626	44,182,201	2,424,378
Capital shares sold	—	492,468	—

Total Assets	65,455,277	3,160,936,735	169,790,621

LIABILITIES
Payables:
Investment securities purchased	444,419	14,859,317	2,947,425
Collateral for securities on loan (Note 5)	5,263,375	—	—
Capital shares redeemed	—	254,556	—
Securities related to in-kind transactions (Note 4)	600,040	—	—
Investment advisory fees (Note 2)	11,351	1,569,601	49,645

Total Liabilities	6,319,185	16,683,474	2,997,070

NET ASSETS	$59,136,092	$3,144,253,261	$166,793,551

Net assets consist of:
Paid-in capital	$59,800,090	$3,048,522,185	$167,432,772
Undistributed net investment income	43,367	11,269,103	2,110,151
Accumulated net realized loss	(44,439)	(16,303,132)	(850,785)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(662,926)	100,765,105	(1,898,587)

NET ASSETS	$59,136,092	$3,144,253,261	$166,793,551

Shares outstanding[c]	1,200,000	28,700,000	1,600,000

Net asset value per share	$49.28	$109.56	$104.25

[a]	Securities on loan with values of $5,133,729, $ — and $ —, respectively. See Note 5.
[b]	Cost of foreign currencies: $ —, $ — and $3,722,055, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2011

iShares S&P/Citigroup International Treasury Bond Fund

ASSETS
Investments, at cost:
Unaffiliated	$272,617,280
Affiliated (Note 2)	1,181,121

Total cost of investments	$273,798,401

Investments in securities, at fair value (Note 1):
Unaffiliated	$275,331,729
Affiliated (Note 2)	1,181,121

Total fair value of investments	276,512,850
Foreign currencies, at value[a]	5,359,605
Receivables:
Interest	4,006,276

Total Assets	285,878,731

LIABILITIES
Payables:
Investment securities purchased	3,665,804
Investment advisory fees (Note 2)	82,719

Total Liabilities	3,748,523

NET ASSETS	$282,130,208

Net assets consist of:
Paid-in capital	$278,389,259
Undistributed net investment income	2,783,899
Accumulated net realized loss	(1,710,681)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,667,731

NET ASSETS	$282,130,208

Shares outstanding[b]	2,700,000

Net asset value per share	$104.49

[a]	Cost of foreign currencies: $5,405,654.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

	iShares Floating Rate Note Fund	iShares JPMorgan USD Emerging Markets Bond Fund
	Period from June 14, 2011[a] to October 31, 2011	Period from March 1, 2011 to October 31, 2011[b]	Year ended February 28, 2011

NET INVESTMENT INCOME
Interest — unaffiliated	$159,709	$105,822,688	$108,724,820
Interest — affiliated (Note 2)	1,122	8,394	23,975
Securities lending income — affiliated (Note 2)	2,317	—	—

Total investment income	163,148	105,831,082	108,748,795

EXPENSES
Investment advisory fees (Note 2)	36,165	11,496,058	11,239,680

Total expenses	36,165	11,496,058	11,239,680

Net investment income	126,983	94,335,024	97,509,115

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(44,439)	(5,142,568)	(5,513,498)
In-kind redemptions — unaffiliated	(42,835)	22,904,240	36,253,710

Net realized gain (loss)	(87,274)	17,761,672	30,740,212

Net change in unrealized appreciation/depreciation	(662,926)	78,915,409	(8,516,195)

Net realized and unrealized gain (loss)	(750,200)	96,677,081	22,224,017

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(623,217)	$191,012,105	$119,733,132

[a]	Commencement of operations.
[b]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations (Continued)

iSHARES® TRUST

	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund		iShares S&P/Citigroup International Treasury Bond Fund
	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011

NET INVESTMENT INCOME
Interest — unaffiliated	$3,321,602	$1,810,627	$5,264,562	$3,919,876
Interest — affiliated (Note 2)	38	140	26	985

Total investment income	3,321,640	1,810,767	5,264,588	3,920,861

EXPENSES
Investment advisory fees (Note 2)	417,344	402,489	560,352	509,158

Total expenses	417,344	402,489	560,352	509,158

Net investment income	2,904,296	1,408,278	4,704,236	3,411,703

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(85,321)	1,751,676	(785,442)	1,038,666
In-kind redemptions — unaffiliated	(1,350,989)	(1,216,233)	(552,861)	—
Foreign currency transactions	195,970	(162,254)	440,618	34,133

Net realized gain (loss)	(1,240,340)	373,189	(897,685)	1,072,799

Net change in unrealized appreciation/depreciation on:
Investments	(2,264,685)	3,223,992	3,294,892	1,938,212
Translation of assets and liabilities in foreign currencies	(136,870)	181,630	(229,045)	267,279

Net change in unrealized appreciation/depreciation	(2,401,555)	3,405,622	3,065,847	2,205,491

Net realized and unrealized gain (loss)	(3,641,895)	3,778,811	2,168,162	3,278,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(737,599)	$5,187,089	$6,872,398	$6,689,993

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Floating Rate Note Fund	iShares JPMorgan USD Emerging Markets Bond Fund
	Period from June 14, 2011[a] to October 31, 2011	Period from March 1, 2011 to October 31, 2011[b]	Year ended February 28, 2011	Year ended February 28, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$126,983	$94,335,024	$97,509,115	$34,690,376
Net realized gain (loss)	(87,274)	17,761,672	30,740,212	5,787,074
Net change in unrealized appreciation/depreciation	(662,926)	78,915,409	(8,516,195)	49,289,189

Net increase (decrease) in net assets resulting from operations	(623,217)	191,012,105	119,733,132	89,766,639

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(83,489)	(92,142,016)	(94,018,051)	(30,063,045)

Total distributions to shareholders	(83,489)	(92,142,016)	(94,018,051)	(30,063,045)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	69,668,836	1,115,161,326	1,435,780,887	1,075,561,572
Cost of shares redeemed	(9,826,038)	(310,636,739)	(387,975,978)	(107,612,017)

Net increase in net assets from capital share transactions	59,842,798	804,524,587	1,047,804,909	967,949,555

INCREASE IN NET ASSETS	59,136,092	903,394,676	1,073,519,990	1,027,653,149

NET ASSETS
Beginning of period	—	2,240,858,585	1,167,338,595	139,685,446

End of period	$59,136,092	$3,144,253,261	$2,240,858,585	$1,167,338,595

Undistributed net investment income included in net assets at end of period	$43,367	$11,269,103	$9,061,972	$5,563,102

SHARES ISSUED AND REDEEMED
Shares sold	1,400,000	10,300,000	13,500,000	10,900,000
Shares redeemed	(200,000)	(2,900,000)	(3,700,000)	(1,100,000)

Net increase in shares outstanding	1,200,000	7,400,000	9,800,000	9,800,000

[a]	Commencement of operations.
[b]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011	Year ended February 28, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,904,296	$1,408,278	$598,311
Net realized gain (loss)	(1,240,340)	373,189	419,338
Net change in unrealized appreciation/depreciation	(2,401,555)	3,405,622	(2,680,638)

Net increase (decrease) in net assets resulting from operations	(737,599)	5,187,089	(1,662,989)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,987,094)	(1,170,902)	(625,005)

Total distributions to shareholders	(3,987,094)	(1,170,902)	(625,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	108,206,544	10,127,149	115,658,600
Cost of shares redeemed	(63,913,642)	(9,526,289)	—

Net increase in net assets from capital share transactions	44,292,902	600,860	115,658,600

INCREASE IN NET ASSETS	39,568,209	4,617,047	113,370,606

NET ASSETS
Beginning of period	127,225,342	122,608,295	9,237,689

End of period	$166,793,551	$127,225,342	$122,608,295

Undistributed net investment income included in net assets at end of period	$2,110,151	$2,267,224	$499,828

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	100,000	1,100,000
Shares redeemed	(600,000)	(100,000)	—

Net increase in shares outstanding	400,000	—	1,100,000

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P/Citigroup International Treasury Bond Fund
	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011	Year ended February 28, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,704,236	$3,411,703	$1,340,050
Net realized gain (loss)	(897,685)	1,072,799	(218,079)
Net change in unrealized appreciation/depreciation	3,065,847	2,205,491	(2,376,949)

Net increase (decrease) in net assets resulting from operations	6,872,398	6,689,993	(1,254,978)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,950,418)	(3,341,373)	(1,355,390)

Total distributions to shareholders	(4,950,418)	(3,341,373)	(1,355,390)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	104,577,115	60,629,475	125,614,292
Cost of shares redeemed	(10,448,212)	—	(10,036,296)

Net increase in net assets from capital share transactions	94,128,903	60,629,475	115,577,996

INCREASE IN NET ASSETS	96,050,883	63,978,095	112,967,628

NET ASSETS
Beginning of period	186,079,325	122,101,230	9,133,602

End of period	$282,130,208	$186,079,325	$122,101,230

Undistributed net investment income included in net assets at end of period	$2,783,899	$1,946,726	$644,780

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	600,000	1,200,000
Shares redeemed	(100,000)	—	(100,000)

Net increase in shares outstanding	900,000	600,000	1,100,000

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Floating Rate Note Fund
Period from Jun. 14, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.01

Income from investment operations:
Net investment income[b]	0.13
Net realized and unrealized loss[c]	(0.79)

Total from investment operations	(0.66)

Less distributions from:
Net investment income	(0.07)

Total distributions	(0.07)

Net asset value, end of period	$49.28

Total return	(1.31)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$59,136
Ratio of expenses to average net assets[e]	0.20%
Ratio of net investment income to average net assets[e]	0.70%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares JPMorgan USD Emerging Markets Bond Fund
	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Dec. 17, 2007[b] to Feb. 29, 2008
Net asset value, beginning of period	$105.20	$101.51	$82.17	$100.80	$100.32

Income from investment operations:
Net investment income[c]	3.56	5.55	5.89	5.83	1.09
Net realized and unrealized gain (loss)[d]	4.35	3.63	19.17	(19.17)	0.03

Total from investment operations	7.91	9.18	25.06	(13.34)	1.12

Less distributions from:
Net investment income	(3.55)	(5.49)	(5.72)	(5.29)	(0.64)

Total distributions	(3.55)	(5.49)	(5.72)	(5.29)	(0.64)

Net asset value, end of period	$109.56	$105.20	$101.51	$82.17	$100.80

Total return	7.63%[e]	9.21%	31.34%	(13.68)%	1.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,144,253	$2,240,859	$1,167,339	$139,685	$40,319
Ratio of expenses to average net assets[f]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[f]	4.92%	5.21%	5.97%	6.61%	5.36%
Portfolio turnover rate[g]	14%	24%	43%	31%	10%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$106.02	$102.17	$92.38	$95.47

Income from investment operations:
Net investment income[c]	1.75	1.24	0.99	0.11
Net realized and unrealized gain (loss)[d]	(1.23)	3.65	10.09	(3.20)

Total from investment operations	0.52	4.89	11.08	(3.09)

Less distributions from:
Net investment income	(2.29)	(1.04)	(1.29)	—

Total distributions	(2.29)	(1.04)	(1.29)	—

Net asset value, end of period	$104.25	$106.02	$102.17	$92.38

Total return	0.48%[e]	4.82%	11.84%	(3.12)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$166,794	$127,225	$122,608	$9,238
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	2.44%	1.22%	0.94%	1.09%
Portfolio turnover rate[g]	57%	136%	115%	23%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P/Citigroup International Treasury Bond Fund
	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$103.38	$101.75	$91.34	$94.29

Income from investment operations:
Net investment income[c]	2.08	2.37	2.18	0.21
Net realized and unrealized gain (loss)[d]	1.22	1.59	10.42	(3.16)

Total from investment operations	3.30	3.96	12.60	(2.95)

Less distributions from:
Net investment income	(2.19)	(2.33)	(2.19)	—

Total distributions	(2.19)	(2.33)	(2.19)	—

Net asset value, end of period	$104.49	$103.38	$101.75	$91.34

Total return	3.19%[e]	3.98%	13.85%	(3.17)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$282,130	$186,079	$122,101	$9,134
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	2.94%	2.35%	2.10%	2.13%
Portfolio turnover rate[g]	27%	72%	108%	17%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Fund	Diversification Classification
Floating Rate Note[a]	Non-diversified
JPMorgan USD Emerging Markets Bond[b]	Non-diversified
S&P/Citigroup 1-3 Year International Treasury Bond[b]	Non-diversified
S&P/Citigroup International Treasury Bond[b]	Non-diversified

[a]	The Fund commenced operations on June 14, 2011.
[b]	The Fund’s fiscal year-end was changed from February 28 to October 31.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 — Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Fund and Asset Class	Level 1	Level 2	Level 3	Total

Floating Rate Note
Corporate Bonds & Notes	$—	$53,977,564	$—	$53,977,564
Foreign Government Bonds & Notes	—	901,445	—	901,445
Short-Term Investments	7,907,502	1,999,987	—	9,907,489

	$7,907,502	$56,878,996	$—	$64,786,498

JPMorgan USD Emerging Markets Bond
Quasi-Sovereign Bonds & Notes	$—	$523,118,871	$—	$523,118,871
Sovereign Bonds & Notes	—	2,530,435,950	—	2,530,435,950
U.S. Government Obligations	—	15,915,987	—	15,915,987
Short-Term Investments	46,777,677	—	—	46,777,677

	$46,777,677	$3,069,470,808	$—	$3,116,248,485

S&P/Citigroup 1-3 Year International Treasury Bond
Foreign Government Bonds & Notes	$—	$162,623,300	$—	$162,623,300
Short-Term Investments	995,481	—	—	995,481

	$995,481	$162,623,300	$—	$163,618,781

S&P/Citigroup International Treasury Bond
Foreign Government Bonds & Notes	$—	$275,331,729	$—	$275,331,729
Short-Term Investments	1,181,121	—	—	1,181,121

	$1,181,121	$275,331,729	$—	$276,512,850

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of October 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of October 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
Floating Rate Note	$43,336	$(676,677)	$(30,657)	$(663,998)
JPMorgan USD Emerging Markets Bond	12,508,095	89,098,070	(5,875,089)	95,731,076
S&P/Citigroup 1-3 Year International Treasury Bond	2,120,002	(2,100,769)	(658,454)	(639,221)
S&P/Citigroup International Treasury Bond	2,787,119	1,314,398	(360,568)	3,740,949

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, and the interest accruals on defaulted bonds.

The tax character of distributions paid during the period ended October 31, 2011 and the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Fund	Period ended October 31, 2011	Year ended February 28, 2011	Year ended February 28, 2010

Floating Rate Note
Distributions paid from:
Ordinary income	$83,489

Total distributions	$83,489

JPMorgan USD Emerging Markets Bond
Distributions paid from:
Ordinary income	$92,142,016	$94,018,051	$30,063,045

Total distributions	$92,142,016	$94,018,051	$30,063,045

S&P/Citigroup 1-3 Year International Treasury Bond
Distributions paid from:
Ordinary income	$3,987,094	$1,170,902	$625,005

Total distributions	$3,987,094	$1,170,902	$625,005

S&P/Citigroup International Treasury Bond
Distributions paid from:
Ordinary income	$4,950,418	$3,341,373	$1,355,390

Total distributions	$4,950,418	$3,341,373	$1,355,390

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of October 31, 2011, the tax year-end of the Funds, as follows:

iShares Fund	Non-Expiring	Expiring 2016	Expiring 2017	Expiring 2018	Total
Floating Rate Note	$30,657	$—	$—	$—	$30,657
JPMorgan USD Emerging Markets Bond	1,935,756	91,088	2,345,229	591,228	4,963,301
S&P/Citigroup 1-3 Year International Treasury Bond	539,544	—	1,262	117,648	658,454
S&P/Citigroup International Treasury Bond	238,671	—	66,505	55,392	360,568

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 are not subject to expiration and must be utilized prior to the losses incurred in the tax years preceding enactment.

As of October 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Floating Rate Note	$65,463,175	$13,078	$(689,755)	$(676,677)
JPMorgan USD Emerging Markets Bond	3,027,150,415	128,981,057	(39,882,987)	89,098,070
S&P/Citigroup 1-3 Year International Treasury Bond	165,644,018	3,930,036	(5,955,273)	(2,025,237)
S&P/Citigroup International Treasury Bond	275,151,734	14,047,023	(12,685,907)	1,361,116

Management has reviewed the tax positions as of October 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to amortization methods on fixed income securities and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of October 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Floating Rate Note	$(42,708)	$(127)	$42,835
JPMorgan USD Emerging Markets Bond	21,645,710	14,123	(21,659,833)
S&P/Citigroup 1-3 Year International Treasury Bond	(1,451,001)	925,725	525,276
S&P/Citigroup International Treasury Bond	(717,318)	1,083,355	(366,037)

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Fund	Investment Advisory Fee
Floating Rate Note	0.20%
JPMorgan USD Emerging Markets Bond	0.60
S&P/Citigroup 1-3 Year International Treasury Bond	0.35
S&P/Citigroup International Treasury Bond	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended October 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Fund	Securities Lending Agent Fees
Floating Rate Note	$1,248

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the period ended October 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Fund and Name of Affiliated Issuer	Principal Amount Held Beginning of Period (000s)	Gross Additions (000s)	Gross Reductions (000s)	Principal Amount Held End of Period (000s)	Value at End of Period	Interest Income	Net Realized Gain
Floating Rate Note
PNC Funding Corp.
0.63%, 01/31/14	$—	$400	$—	$400	$393,260	$862	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2011 were as follows:

	U.S. Government Obligations		Other Securities
iShares Fund	Purchases	Sales	Purchases	Sales
Floating Rate Note	$—	$—	$22,414,717	$2,343,202
JPMorgan USD Emerging Markets Bond	—	2,588,860	419,266,607	395,907,864
S&P/Citigroup 1-3 Year International Treasury Bond	—	—	100,451,802	94,520,775
S&P/Citigroup International Treasury Bond	—	—	69,425,488	61,131,662

In-kind transactions (see Note 4) for the period ended October 31, 2011 were as follows:

iShares Fund	In-kind Purchases	In-kind Sales
Floating Rate Note	$46,351,140	$8,800,779
JPMorgan USD Emerging Markets Bond	1,074,141,387	301,301,770
S&P/Citigroup 1-3 Year International Treasury Bond	101,136,662	61,435,529
S&P/Citigroup International Treasury Bond	101,263,551	10,107,023

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of October 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of October 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Floating Rate Note Fund, iShares JPMorgan USD Emerging Markets Bond Fund, iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at October 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, certain Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2011:

iShares Fund	Interest- Related Dividends
Floating Rate Note	$72,624
JPMorgan USD Emerging Markets Bond	1,453,605

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited)

iSHARES® TRUST

I.	iShares Floating Rate Note Fund

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA on behalf of the Fund (the “Advisory Contract”). As required by Section 15(c), the Board requested, and BFA provided, such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 16, 2011, the Board approved the selection of BFA and the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings in connection with the Board’s consideration and approval of new investment advisory contracts between other iShares funds and BFA, which took effect upon the consummation of the acquisition by BlackRock of BTC’s asset management business (the “Transaction”) in December 2009. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be required of or provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience as well as the resources expected to be available from BFA and its affiliates for the support of the Fund and its shareholders. The Board considered in particular that BFA’s services for other iShares funds reflect BFA’s core competencies, including BFA’s effective use of its proprietary investment systems analyzing securities market risk, asset class correlations and expected returns. The Board also considered services provided by BFA and its affiliates to other iShares funds in connection with the review of counterparty and issuer credit risk and securities lending opportunities and the oversight of intermediaries that provide shareholder support and processing functions. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds.

The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. The Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

The Board took into account prior discussions at Board meetings held during 2009, 2010 and 2011, including representations by management regarding the resources and strengths of BFA in managing the iShares funds after the Transaction and the financial condition of BFA and BlackRock.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	51

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

Fund Expenses — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at-cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund. The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the Board concluded that the proposed investment advisory fees and expense levels of the Fund, as compared to the investment advisory fees and expense levels of the funds in the Lipper Group, supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two year term, any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of the lower fee. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds.

Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information regarding the investment advisory/management fee rate for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act, collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index as the Fund. The Board further noted that BFA provided the Board with information regarding how Other Accounts generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. The Board

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for Other Accounts that are institutional clients of BFA (or its affiliates), and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider any ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not a constitute fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	53

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

II.	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the proposed sub-advisory agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Funds. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. At a meeting held on December 1-2, 2010, the Board approved the Sub-Advisory Agreement to allow for more efficient portfolio management and trade execution for securities traded outside of the U.S. and Canada. The Board at that time also considered information provided by BFA in connection with the use of BIL as a sub-adviser for other iShares funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011 and April 26, 2011 to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Agreements for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Agreements for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services to be provided by BIL on BFA’s behalf or direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and BIL and their affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA and BIL to the Funds under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group. The Board noted that there are no additional fees imposed on the Funds relating to the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Funds and BFA and/or its affiliates, if any, supported the Board’s approval of the renewal of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	55

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

Economies of Scale — In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of the Funds increase. The Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA or BIL (or their affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Agreements for the coming year.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Floating Rate Note	$0.07247	$—	$0.00202	$0.07449	97%	—%	3%	100%
JPMorgan USD Emerging Markets Bond	3.52209	—	0.02750	3.54959	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Floating Rate Note Fund

Period Covered: July 1, 2011 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	10	15.63%
Between 0.5% and –0.5%	54	84.37

	64	100.00%

iShares JPMorgan USD Emerging Markets Bond Fund

Period Covered: January 1, 2008 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	16	1.69%
Greater than 5.5% and Less than 6.0%	3	0.32
Greater than 5.0% and Less than 5.5%	1	0.11
Greater than 4.5% and Less than 5.0%	3	0.32
Greater than 4.0% and Less than 4.5%	6	0.63
Greater than 3.5% and Less than 4.0%	4	0.42
Greater than 3.0% and Less than 3.5%	6	0.63
Greater than 2.5% and Less than 3.0%	17	1.80
Greater than 2.0% and Less than 2.5%	30	3.17
Greater than 1.5% and Less than 2.0%	86	9.10
Greater than 1.0% and Less than 1.5%	169	17.88
Greater than 0.5% and Less than 1.0%	397	42.01
Between 0.5% and –0.5%	181	19.15
Less than –0.5% and Greater than –1.0%	9	0.95
Less than –1.0% and Greater than –1.5%	3	0.32
Less than –1.5% and Greater than –2.0%	2	0.21
Less than –2.0% and Greater than –2.5%	3	0.32
Less than –2.5% and Greater than –3.0%	3	0.32
Less than –3.0% and Greater than –3.5%	1	0.11
Less than –3.5%	5	0.54

	945	100.00%

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

Period Covered: April 1, 2009 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.16%
Greater than 1.5% and Less than 2.0%	7	1.11
Greater than 1.0% and Less than 1.5%	77	12.18
Greater than 0.5% and Less than 1.0%	92	14.56
Between 0.5% and –0.5%	422	66.77
Less than –0.5% and Greater than –1.0%	27	4.27
Less than –1.0% and Greater than –1.5%	5	0.79
Less than –1.5% and Greater than –2.0%	1	0.16

	632	100.00%

iShares S&P/Citigroup International Treasury Bond Fund

Period Covered: April 1, 2009 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.16%
Greater than 2.0% and Less than 2.5%	1	0.16
Greater than 1.5% and Less than 2.0%	10	1.58
Greater than 1.0% and Less than 1.5%	88	13.92
Greater than 0.5% and Less than 1.0%	139	21.99
Between 0.5% and –0.5%	386	61.08
Less than –0.5% and Greater than –1.0%	5	0.79
Less than –1.0% and Greater than –1.5%	1	0.16
Less than –1.5%	1	0.16

	632	100.00%

SUPPLEMENTAL INFORMATION	59

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 230 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010);

Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (since 2002)

and Chair of the Finance Committee

(2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	63

Notes:

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Citigroup Inc. or J.P. Morgan Securities Inc., nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-103-1011

October 31, 2011

2011 Annual Report

iShares Trust

iShares Barclays TIPS Bond Fund  |  TIP  |  NYSE Arca

iShares Barclays 0-5 Year TIPS Bond Fund  |  STIP  |  NYSE Arca

iShares Global Inflation-Linked Bond Fund  |  GTIP  |  NYSE Arca

iShares International Inflation-Linked Bond Fund  |  ITIP  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® BARCLAYS TIPS BOND FUND

Performance as of October 31, 2011

Average Annual Total Returns
Year Ended 10/31/11			Five Years Ended 10/31/11			Inception to 10/31/11
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.84%	9.08%	9.03%	7.39%	7.42%	7.54%	6.30%	6.34%	6.47%

Cumulative Total Returns
Year Ended 10/31/11			Five Years Ended 10/31/11			Inception to 10/31/11
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.84%	9.08%	9.03%	42.83%	43.02%	43.80%	62.18%	62.58%	64.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (12/4/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/5/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS TIPS BOND FUND

PORTFOLIO ALLOCATION

As of 10/31/11

Maturity	Percentage of Total Investments*
0-1 Year	0.17%
1-5 Years	40.32
5-10 Years	26.55
10-15 Years	11.01
15-20 Years	15.90
More than 20 Years	6.05

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets
U.S. Treasury Inflation-Indexed Bonds, 1.13%, 01/15/21	5.69%
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/16	5.49
U.S. Treasury Inflation-Indexed Bonds, 2.38%, 01/15/25	4.89
U.S. Treasury Inflation-Indexed Bonds, 3.88%, 04/15/29	4.89
U.S. Treasury Inflation-Indexed Bonds, 1.25%, 07/15/20	4.57

TOTAL	25.53%

The iShares Barclays TIPS Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from February 28 to October 31. For the period from March 1, 2011, to October 31, 2011 (the “reporting period”), the total return for the Fund was 11.33%, net of fees, while the total return for the Index was 11.47%.

U.S. Treasury inflation-protected securities (“TIPS”) posted double-digit gains for the reporting period. As the period began, economic conditions in the U.S. were gradually but steadily improving after a notable slowdown in mid-2010, driven in part by a second round of quantitative easing measures from the U.S. Federal Reserve and the extension of several expiring federal tax breaks in late 2010. The improving economic environment raised expectations for higher inflation going forward, boosting demand for TIPS. In addition, heightened political turmoil in the Middle East and North Africa, as well as an earthquake and tsunami in Japan, contributed to a sharp increase in the price of oil and other commodities, further stoking inflation fears.

By May, however, government data began to show evidence of a slowdown in economic activity, and this persisted through the end of the reporting period. Furthermore, an accumulation of global events — a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling — put additional downward pressure on the economy. In response, investors fled riskier assets and flocked to the relative safety of Treasury bonds, whose yields fell to historically low levels. TIPS benefited to some degree from this flight to quality.

Despite the generally weaker economic environment, the inflation rate in the U.S. increased meaningfully during the reporting period. The 12-month increase in the consumer price index (“CPI”) was 2.1% at the beginning of the reporting period, but it rose to 3.5% by the end of the reporting period. Much of the increase in the CPI was driven by higher energy prices — in particular, gasoline prices surged by more than 23% for the 12 months ended October 31, 2011.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS TIPS BOND FUND

In this environment, the TIPS market generally rallied, with yields falling and prices rising. Longer-term TIPS led the market’s advance — the 10-year TIPS yield fell from 1.02% to 0.05% for the reporting period, while the 30-year TIPS yield declined from 1.96% to 0.84%. In the shorter-term segment of the TIPS market, the five-year TIPS yield slid from –0.42% to –0.95%. (Because the principal value of TIPS is adjusted for inflation, TIPS yields can be less than zero, and this was the case for TIPS maturing in seven years or less by the end of the reporting period.) The only exception to the broad decline in TIPS yields was in the shortest-term securities; the two-year TIPS yield rose from –1.39% to –1.26% as weaker economic conditions led to moderating near-term inflation expectations.

The difference between the yields of 10-year TIPS and 10-year nominal Treasury securities narrowed from 2.41% at the beginning of the reporting period to 2.06% at the end of the period. This figure is known as the 10-year “breakeven” inflation rate because it represents the extra yield an investor receives on a bond with no inflation adjustment, and thus represents prevailing inflation expectations. The decline in the breakeven rate reflected the outperformance of nominal Treasury securities as a result of the flight to quality.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® BARCLAYS 0-5 YEAR TIPS BOND FUND

Performance as of October 31, 2011

Cumulative Total Returns
Inception to 10/31/11
NAV	MARKET	INDEX
5.30%	5.38%	5.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 12/1/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/3/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS 0-5 YEAR TIPS BOND FUND

PORTFOLIO ALLOCATION

As of 10/31/11

Maturity	Percentage of Total Investments*
0-1 Year	16.84%
1-5 Years	83.16

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/11

Security	Percentage of Net Assets
U.S. Treasury Inflation-Indexed Bonds, 3.00%, 07/15/12	14.18%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/16	9.42
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/14	8.77
U.S. Treasury Inflation-Indexed Bonds, 1.88%, 07/15/13	8.33
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 07/15/14	8.15

TOTAL	48.85%

The iShares Barclays 0-5 Year TIPS Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from December 1, 2010 (inception date of the Fund), through October 31, 2011 (the “reporting period”), the total return for the Fund was 5.30%, net of fees, while the total return for the Index was 5.49%.

Short-term U.S. Treasury inflation-protected securities (“TIPS”) advanced for the reporting period. As the period began, economic conditions in the U.S. were gradually but steadily improving after a notable slowdown in mid-2010, driven in part by a second round of quantitative easing measures from the U.S. Federal Reserve and the extension of several expiring federal tax breaks in late 2010. The improving economic environment raised expectations for higher inflation going forward. In addition, heightened political turmoil in the Middle East and North Africa, as well as an earthquake and tsunami in Japan, contributed to a sharp increase in the price of oil and other commodities, further stoking inflation fears. These developments led to increased demand for TIPS, especially the short-term segment of the TIPS market.

By the spring of 2011, however, government data began to show evidence of a slowdown in economic activity, and this persisted through the end of the reporting period. Furthermore, an accumulation of global events — a worsening sovereign debt crisis in Europe, a credit rating downgrade on U.S. government debt (for the first time in the country’s history), and government infighting about the federal debt ceiling — put additional downward pressure on the economy. In response, investors fled riskier assets and flocked to the relative safety of Treasury bonds, whose yields fell to historically low levels. Short-term TIPS benefited to some degree from this flight to quality.

Despite the generally weaker economic environment, the inflation rate in the U.S. increased meaningfully during the reporting period. The 12-month increase in the consumer price index (“CPI”) was 1.1% at the beginning of the reporting period, but it rose to 3.5% by the end of the reporting period. Much of the increase in the CPI was driven by higher energy prices — in particular, gasoline prices surged by more than 23% for the 12 months ended October 31, 2011.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS 0-5 YEAR TIPS BOND FUND

In this environment, the TIPS market generally rallied, with yields falling and prices rising. Because the principal value of TIPS is adjusted for inflation, TIPS yields can be less than zero, and this was the case for TIPS maturing in five years or less throughout the reporting period. The five-year TIPS yield fell from –0.19% to –0.95% for the reporting period, while the two-year TIPS yield fell from –0.37% to –1.26%. Two-year TIPS benefited from the Federal Reserve’s purchases of short-term TIPS as part of its quantitative easing activity in late 2010 and early 2011.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance

iSHARES® INFLATION-LINKED BOND FUNDS

Performance as of October 31, 2011

	Cumulative Total Returns
	Inception to 10/31/11
iSHARES BOND FUND	NAV	MARKET	INDEX
Global Inflation-Linked	2.76%	2.66%	3.03%
International Inflation-Linked	(1.08)%	(1.12)%	(1.29)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 5/18/11.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (5/20/11), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

For the fiscal period ended 10/31/2011, the Funds did not have six months of performance and therefore line graphs are not presented.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® INFLATION-LINKED BOND FUNDS

The iShares Global Inflation-Linked Bond Fund (the “Global Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM (the “Global Index”). The Global Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency. The Global Fund invests in a representative sample of securities included in the Global Index that collectively has an investment profile similar to the Global Index. Due to the use of representative sampling, the Global Fund may or may not hold all of the securities that are included in the Global Index. For the period from May 18, 2011 (inception date of the Global Fund) through October 31, 2011 (the “reporting period”), the total return for the Global Fund was 2.76%, net of fees, while the total return for the Global Index was 3.03%.

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	73.06%
Aa3	1.89
A1	0.18
A2	6.00
A3	0.48
Baa1	1.89
Baa2	9.25
Ca	0.28
Not Rated	6.97

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Inflation-Indexed Security	Percentage of Net Assets

U.S. Treasury Inflation-Indexed Bonds, 1.88%, 07/15/13	7.79%
U.S. Treasury Inflation-Indexed Bonds, 3.88%, 04/15/29	6.65
U.S. Treasury Inflation-Indexed Bonds, 1.13%, 01/15/21	6.36
United Kingdom, 2.50%, 07/26/16	4.91
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/16	4.78
Brazil (Federative Republic of), 5.93%, 05/15/15	4.54
U.S. Treasury Inflation-Indexed Bonds, 1.63%, 01/15/18	4.50
France (Republic of), 0.45%, 07/25/16	4.25
United Kingdom, 0.63%, 03/22/40	3.74
United Kingdom, 4.13%, 07/22/30	3.54

TOTAL	51.06%

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® INFLATION-LINKED BOND FUNDS

The iShares International Inflation-Linked Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM (the “Index”). The Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 18, 2011 (inception date of the Fund) through October 31, 2011 (the “reporting period”), the total return for the Fund was (1.08)%, net of fees, while the total return for the Index was (1.29)%.

BOND CREDIT QUALITY

As of 10/31/11

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	45.78%
Aa3	4.38
A1	3.39
A2	9.40
A3	2.40
Baa1	4.45
Baa2	11.80
Ca	2.65
Not Rated	15.75

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 10/31/11

Inflation-Indexed Security	Percentage of Net Assets

France (Republic of), 1.00%, 07/25/17	4.86%
Brazil (Federative Republic of), 5.84%, 08/15/20	3.17
Brazil (Federative Republic of), 5.93%, 05/15/17	2.90
Chile (Republic of), 2.99%, 02/01/21	2.45
Brazil (Federative Republic of), 5.93%, 05/15/13	2.38
United Kingdom, 2.50%, 07/17/24	2.34
Italy (Republic of), 2.10%, 09/15/16	2.28
Poland (Republic of), 3.00%, 08/24/16	2.07
Brazil (Federative Republic of), 5.84%, 08/15/50	2.07
Canada (Government of), 4.00%, 12/01/31	2.02

TOTAL	26.54%

Global inflation-linked securities posted modest gains for the reporting period. Although inflation-linked securities worldwide rallied during the period, international inflation-linked bonds posted slightly negative returns in U.S. dollar terms as the dollar strengthened against many major foreign currencies.

Global economic conditions weakened during the reporting period after showing signs of improvement in late 2010 and early 2011. Some of the economic slowdown was attributed to the removal of economic stimulus, such as the end of the Federal Reserve’s quantitative easing measures in the U.S. and two short-term interest rate increases by the European Central Bank. Another contributing factor was the worsening sovereign debt crisis in Europe, which included a bailout package for Portugal, further credit deterioration and a possible debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In response to the uncertain economic and financial environment, investors fled riskier assets and flocked to the relative safety of government bonds, which included inflation-linked securities.

Despite generally weaker economic conditions, the inflation rate increased worldwide during the reporting period. The U.S., whose inflation-linked securities made up more than a third of the Global Index as of October 31, 2011, saw its 12-month inflation rate increase from 3.2% to 3.5% during the reporting period. The U.K.’s 12-month inflation rate rose from 4.5% to 5.0%, while inflation in the euro-zone increased from 2.8% to 3%. The main exceptions to the rising inflation trend included Canada, which saw its year-over-year inflation rate decline from 3.3% to 3.2%, and Japan, where the 12-month inflation rate slid from 0.2% to 0%.

With global inflation inching higher and investors seeking relatively safe places to hide from financial market turmoil, inflation-linked securities rallied broadly around the world. The yields of inflation-linked securities in the U.S. and Japan fell the most, in part because of purchases of

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® INFLATION-LINKED BOND FUNDS

inflation-linked securities by each country’s central bank. Inflation-linked bond yields also declined in the U.K., Canada, and much of the euro-zone (including Germany, France, and Italy), though to a lesser degree than in the U.S. and Japan.

A key factor contributing to the negative return for international inflation-linked securities during the reporting period was a stronger U.S. dollar. The U.S. dollar appreciated by 1.6% versus the euro, 0.7% against the British pound, and 2.1% versus the Canadian dollar for the reporting period. (A stronger dollar reduces returns on international investments for U.S. investors.) The only exception was the Japanese yen, against which the U.S. dollar fell by approximately 4% for the reporting period.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund	Beginning Account Value (5/1/11) [a]	Ending Account Value (10/31/11)	Annualized Expense Ratio	Expenses Paid During Period [b] (5/1/11 to 10/31/11)
Barclays TIPS
Actual	$1,000.00	$1,075.70	0.20%	$1.05
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Barclays 0-5 Year TIPS
Actual	1,000.00	1,012.70	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Global Inflation-Linked
Actual	1,000.00	1,027.60	0.40	1.84
Hypothetical (5% return before expenses)	1,000.00	1,020.90	0.40	1.84

SHAREHOLDER EXPENSES	15

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Bond Fund	Beginning Account Value (5/1/11) [a]	Ending Account Value (10/31/11)	Annualized Expense Ratio	Expenses Paid During Period [b] (5/1/11 to 10/31/11)
International Inflation-Linked
Actual	$1,000.00	$ 989.20	0.40%	$1.81
Hypothetical (5% return before expenses)	1,000.00	1,020.90	0.40	1.84

[a]	The beginning of the period is May 18, 2011 (commencement of operations) for the iShares Global Inflation-Linked and iShares International inflation-Linked Bond Funds.
[b]

The actual expenses for the Funds are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (166 days for the iShares Global Inflation-Linked and iShares International inflation-Linked Bond Funds and 184 days for all other Funds) and divided by the number of days in the year (365 days). Hypothetical expenses for all the Funds, which are based on a hypothetical half year, are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS TIPS BOND FUND

October 31, 2011

Security	Principal (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 98.93%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16[a]	$453,121	$474,715,245
0.50%, 04/15/15[a]	504,646	531,770,276
0.63%, 04/15/13[a]	337,496	345,512,004
0.63%, 07/15/21[a]	574,166	604,758,004
1.13%, 01/15/21[a]	1,104,179	1,213,906,291
1.25%, 04/15/14[a]	407,796	431,754,172
1.25%, 07/15/20[a]	875,876	974,959,016
1.38%, 07/15/18[a]	442,338	496,247,552
1.38%, 01/15/20[a]	603,943	677,831,697
1.63%, 01/15/15[a]	670,132	729,396,732
1.63%, 01/15/18[a]	435,853	492,922,752
1.75%, 01/15/28[a]	465,161	548,817,038
1.88%, 07/15/13[a]	708,943	747,269,944
1.88%, 07/15/15[a]	734,868	816,392,348
1.88%, 07/15/19[a]	562,872	653,899,241
2.00%, 01/15/14[a]	764,278	818,494,006
2.00%, 07/15/14	625,783	681,419,316
2.00%, 01/15/16[a]	1,039,806	1,170,594,007
2.00%, 01/15/26[a]	593,414	716,732,784
2.13%, 01/15/19[a]	412,655	484,934,391
2.13%, 02/15/40[a]	408,305	536,729,178
2.13%, 02/15/41	559,067	739,540,769
2.38%, 01/15/17[a]	547,299	636,919,402
2.38%, 01/15/25[a]	832,806	1,042,959,320
2.38%, 01/15/27[a]	443,932	563,238,159
2.50%, 07/15/16[a]	561,675	653,648,734
2.50%, 01/15/29[a]	460,103	601,871,603
2.63%, 07/15/17[a]	391,949	466,787,208
3.00%, 07/15/12	34,743	35,753,042
3.38%, 04/15/32	190,908	287,943,241
3.63%, 04/15/28[a]	596,600	873,460,078
3.88%, 04/15/29	679,187	1,041,915,740

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $18,881,811,683)		21,093,093,290

Security	Shares	Value

SHORT-TERM INVESTMENTS — 25.93%

MONEY MARKET FUNDS — 25.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.20%[b,c,d]	4,777,706,888	$4,777,706,888
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	569,542,150	569,542,150
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[b,c],e	182,185,040	182,185,040

		5,529,434,078

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,529,434,078)		5,529,434,078

TOTAL INVESTMENTS IN SECURITIES — 124.86% (Cost: $24,411,245,761)		26,622,527,368
Other Assets, Less Liabilities — (24.86)%		(5,300,313,832)

NET ASSETS — 100.00%		$21,322,213,536

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[e]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® BARCLAYS 0-5 YEAR TIPS BOND FUND

October 31, 2011

Security	Principal (000s) or Shares	Value

U.S. GOVERNMENT OBLIGATIONS — 99.42%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16[a]	$19,832	$20,777,413
0.50%, 04/15/15	16,365	17,244,407
0.63%, 04/15/13[a]	11,180	11,445,493
1.25%, 04/15/14	11,959	12,661,170
1.63%, 01/15/15[a]	14,948	16,269,442
1.88%, 07/15/13[a]	17,431	18,373,184
1.88%, 07/15/15	14,448	16,050,718
2.00%, 01/15/14	18,070	19,352,012
2.00%, 07/15/14	16,512	17,980,050
2.00%, 01/15/16	14,027	15,791,381
2.50%, 07/15/16	14,155	16,472,407
3.00%, 07/15/12	30,408	31,292,221
3.38%, 01/15/12	5,624	5,658,821

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $217,465,021)		219,368,719

SHORT-TERM INVESTMENTS — 12.49%

MONEY MARKET FUNDS — 12.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.20%[b,c,d]	24,324,691	24,324,691
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	2,899,704	2,899,704
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[b],c,e	337,396	337,396

		27,561,791

TOTAL SHORT-TERM INVESTMENTS (Cost: $27,561,791)		27,561,791

TOTAL INVESTMENTS IN SECURITIES — 111.91% (Cost: $245,026,812)		246,930,510
Other Assets, Less Liabilities — (11.91)%		(26,274,809)

NET ASSETS — 100.00%		$220,655,701

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[e]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL INFLATION-LINKED BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 64.89%

AUSTRALIA — 0.88%
Australia (Commonwealth of)
3.00%, 09/20/25	45	$56,326
4.00%, 08/20/20	42	78,268

		134,594

BRAZIL — 10.79%
Brazil (Federative Republic of)
5.84%, 08/15/14	285	359,408
5.84%, 08/15/40	198	253,728
5.93%, 05/15/15	549	692,409
5.93%, 05/15/35	264	337,628

		1,643,173

CANADA — 2.48%
Canada (Government of)
2.00%, 12/01/41	97	131,904
4.25%, 12/01/26	156	245,547

		377,451

CHILE — 0.90%
Chile (Republic of)
2.99%, 01/01/18	66,312	137,309

		137,309

FRANCE — 10.18%
France (Republic of)
0.45%, 07/25/16	466	647,782
1.10%, 07/25/22	168	227,968
3.00%, 07/25/12	170	246,497
3.15%, 07/25/32	249	428,008

		1,550,255

GERMANY — 3.00%
Germany (Federal Republic of)
1.50%, 04/15/16	154	232,383
1.75%, 04/15/20	142	223,921

		456,304

GREECE — 0.27%
Hellenic Republic
2.90%, 07/25/25	107	41,594

		41,594

Security	Principal[a] (000s)	Value

ISRAEL — 1.74%
Israel (State of)
0.50%, 06/30/13	240	$69,115
3.50%, 04/30/18	357	124,765
4.00%, 05/30/36	180	70,772

		264,652

ITALY — 5.68%
Italy (Republic of)
2.10%, 09/15/17	434	521,855
2.15%, 09/15/14	91	120,413
2.35%, 09/15/35	124	110,277
3.10%, 09/15/26	104	113,319

		865,864

JAPAN — 1.86%
Japan (Government of)
1.10%, 09/10/16	11,056	145,683
1.20%, 12/10/17	10,547	138,440

		284,123

MEXICO — 1.86%
United Mexican States
2.50%, 12/10/20	1,904	148,485
4.00%, 11/15/40	968	79,191
5.50%, 12/20/12	691	55,615

		283,291

POLAND — 0.24%
Poland (Republic of)
3.00%, 08/24/16	113	36,426

		36,426

SOUTH AFRICA — 1.18%
South Africa (Republic of)
2.50%, 01/31/17	802	108,696
3.45%, 12/07/33	498	71,548

		180,244

SOUTH KOREA — 0.18%
Korea (Republic of)
2.75%, 06/10/20	26,475	27,300

		27,300

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

SWEDEN — 1.69%
Sweden (Kingdom of)
3.50%, 12/01/15	720	$154,231
3.50%, 12/01/28	375	103,483

		257,714

TURKEY — 1.86%
Turkey (Republic of)
4.00%, 04/01/20	97	58,825
7.00%, 10/01/14	346	224,048

		282,873

UNITED KINGDOM — 20.10%
United Kingdom
0.63%, 03/22/40	331	570,482
0.75%, 03/22/34	27	47,598
0.75%, 11/22/47	68	124,248
1.25%, 11/22/17	116	213,435
1.25%, 11/22/27	139	259,026
1.25%, 11/22/55	164	363,936
1.88%, 11/22/22	100	195,917
2.50%, 07/26/16	136	747,555
4.13%, 07/22/30	114	539,142

		3,061,339

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES (Cost: $10,048,279)		9,884,506

U.S. GOVERNMENT OBLIGATIONS — 33.73%
U.S. Treasury Inflation-Indexed Bonds
1.13%, 01/15/21	$881	968,356
1.63%, 01/15/18	607	686,025
1.88%, 07/15/13	1,126	1,187,195
2.00%, 01/15/16	647	728,519
2.00%, 01/15/26	224	271,011
2.13%, 02/15/41	215	284,610
3.88%, 04/15/29	660	1,012,955

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $4,994,665)		5,138,671

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.59%

MONEY MARKET FUNDS — 0.59%
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[b,c],d	90,191	$90,191

		90,191

TOTAL SHORT-TERM INVESTMENTS (Cost: $90,191)		90,191

TOTAL INVESTMENTS IN SECURITIES — 99.21% (Cost: $15,133,135)		15,113,368
Other Assets, Less Liabilities — 0.79%		119,531

NET ASSETS — 100.00%		$15,232,899

[a]	Principal amounts shown are in the local currency of the issuer.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL INFLATION-LINKED BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 98.45%

AUSTRALIA — 4.61%
Australia (Commonwealth of)
2.50%, 09/20/30	170	$193,923
3.00%, 09/20/25	441	551,990
4.00%, 08/20/15	285	533,186
4.00%, 08/20/20	391	728,639

		2,007,738

BRAZIL — 13.68%
Brazil (Federative Republic of)
5.84%, 08/15/12	400	498,949
5.84%, 08/15/20	1,100	1,379,845
5.84%, 08/15/50	700	901,037
5.93%, 05/15/13	825	1,037,487
5.93%, 05/15/15	48	60,552
5.93%, 05/15/17	1,000	1,261,177
5.93%, 05/15/35	309	395,211
5.93%, 05/15/45	330	424,437

		5,958,695

CANADA — 4.60%
Canada (Government of)
1.50%, 12/01/44	118	143,808
2.00%, 12/01/41	185	250,617
3.00%, 12/01/36	187	287,841
4.00%, 12/01/31	530	879,246
4.25%, 12/01/26	279	439,399

		2,000,911

CHILE — 4.32%
Chile (Republic of)
2.98%, 03/01/27	110,520	223,973
2.99%, 07/01/13	66,312	136,632
2.99%, 01/01/18	132,624	274,617
2.99%, 02/01/21	508,392	1,066,880
2.99%, 01/01/30	66,312	134,100
2.99%, 01/01/40	22,104	43,847

		1,880,049

Security	Principal[a] (000s)	Value

FRANCE — 13.06%
France (Republic of)
0.45%, 07/25/16	303	$421,911
1.00%, 07/25/17	1,488	2,117,220
1.10%, 07/25/22	601	814,774
1.60%, 07/25/15	262	385,517
1.80%, 07/25/40	280	397,719
1.85%, 07/25/27	228	324,201
2.50%, 07/25/13	415	609,719
3.15%, 07/25/32	124	214,004
3.40%, 07/25/29	229	403,735

		5,688,800

GERMANY — 4.48%
Germany (Federal Republic of)
0.75%, 04/15/18	82	121,585
1.50%, 04/15/16	456	690,415
1.75%, 04/15/20	430	679,895
2.25%, 04/15/13	316	460,314

		1,952,209

GREECE — 2.61%
Hellenic Republic
2.30%, 07/25/30	1,397	568,782
2.90%, 07/25/25	1,448	565,686

		1,134,468

ISRAEL — 4.42%
Israel (State of)
0.50%, 06/30/13	756	217,711
3.50%, 04/30/18	831	290,419
4.00%, 07/31/24	1,649	647,962
4.00%, 05/30/36	441	173,392
5.00%, 04/30/15	1,462	593,443

		1,922,927

ITALY — 7.19%
Italy (Republic of)
2.10%, 09/15/16	802	992,704
2.10%, 09/15/17	419	504,460
2.10%, 09/15/21	617	673,330
2.15%, 09/15/14	314	415,270
2.35%, 09/15/35	300	267,524

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND FUND

October 31, 2011

Security	Principal[a] (000s)	Value

2.55%, 09/15/41	222	$196,648
3.10%, 09/15/26	72	78,879

		3,128,815

JAPAN — 4.31%
Japan (Government of)
1.00%, 06/10/16	31,331	407,839
1.10%, 09/10/16	25,996	342,552
1.20%, 12/10/17	29,253	383,975
1.40%, 03/10/18	55,582	744,536

		1,878,902

MEXICO — 4.38%
United Mexican States
2.50%, 12/10/20	4,494	350,538
3.50%, 12/19/13	1,757	141,602
3.50%, 12/14/17	4,149	353,664
4.00%, 11/15/40	1,703	139,301
4.50%, 12/18/14	3,688	311,388
4.50%, 11/22/35	6,914	611,822

		1,908,315

POLAND — 2.07%
Poland (Republic of)
3.00%, 08/24/16	2,808	902,829

		902,829

SOUTH AFRICA — 4.25%
South Africa (Republic of)
2.50%, 01/31/17	2,886	391,307
2.75%, 01/31/22	3,307	430,426
3.45%, 12/07/33	1,591	228,555
5.50%, 12/07/23	4,901	800,324

		1,850,612

SOUTH KOREA — 1.71%
Korea (Republic of)
1.50%, 06/10/21	547,105	534,063
2.75%, 06/10/20	205,737	212,147

		746,210

Security	Principal[a] (000s) or Shares	Value

SWEDEN — 4.41%
Sweden (Kingdom of)
3.50%, 12/01/15	2,010	$430,561
3.50%, 12/01/28	2,305	636,075
4.00%, 12/01/20	3,285	852,736

		1,919,372

TURKEY — 4.44%
Turkey (Republic of)
3.00%, 01/06/21	625	356,125
4.00%, 04/01/20	275	166,670
7.00%, 10/01/14	960	622,108
12.00%, 08/14/13	1,170	790,000

		1,934,903

UNITED KINGDOM — 13.91%
United Kingdom
0.63%, 03/22/40	221	380,002
0.63%, 11/22/42	122	211,527
0.75%, 11/22/47	149	271,314
1.25%, 11/22/17	452	833,582
1.25%, 11/22/32	323	617,888
1.25%, 11/22/55	326	722,418
1.88%, 11/22/22	236	463,918
2.00%, 01/26/35	199	594,199
2.50%, 07/26/16	136	747,005
2.50%, 07/17/24	203	1,018,407
4.13%, 07/22/30	41	195,321

		6,055,581

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES (Cost: $42,147,864)		42,871,336

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
(0.03)%[b,c],d	52,763	52,763

		52,763

TOTAL SHORT-TERM INVESTMENTS (Cost: $52,763)		52,763

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND FUND

October 31, 2011

Value

TOTAL INVESTMENTS IN SECURITIES — 98.57% (Cost: $42,200,627)	$42,924,099
Other Assets, Less Liabilities — 1.43%	620,754

NET ASSETS — 100.00%	$43,544,853

[a]	Principal amounts shown are in the local currency of the issuer.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The annualized seven-day total return of the fund at period end, which includes short-term capital gains, was 0.17%.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2011

iShares Barclays TIPS Bond Fund

ASSETS
Investments, at cost:
Unaffiliated	$18,881,811,683
Affiliated (Note 2)	5,529,434,078

Total cost of investments	$24,411,245,761

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$21,093,093,290
Affiliated (Note 2)	5,529,434,078

Total fair value of investments	26,622,527,368
Receivables:
Interest	83,392,150
Capital shares sold	123,506,165

Total Assets	26,829,425,683

LIABILITIES
Payables:
Investment securities purchased	156,406,609
Collateral for securities on loan (Note 5)	5,347,249,038
Investment advisory fees (Note 2)	3,556,500

Total Liabilities	5,507,212,147

NET ASSETS	$21,322,213,536

Net assets consist of:
Paid-in capital	$19,100,412,342
Undistributed net investment income	65,162,548
Accumulated net realized loss	(54,642,961)
Net unrealized appreciation	2,211,281,607

NET ASSETS	$21,322,213,536

Shares outstanding[b]	183,600,000

Net asset value per share	$116.13

[a]	Securities on loan with a value of $5,256,973,354. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2011

	iShares Barclays 0-5 Year TIPS Bond Fund	iShares Global Inflation-Linked Bond Fund	iShares International Inflation-Linked Bond Fund

ASSETS
Investments, at cost:
Unaffiliated	$217,465,021	$15,042,944	$42,147,864
Affiliated (Note 2)	27,561,791	90,191	52,763

Total cost of investments	$245,026,812	$15,133,135	$42,200,627

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$219,368,719	$15,023,177	$42,871,336
Affiliated (Note 2)	27,561,791	90,191	52,763

Total fair value of investments	246,930,510	15,113,368	42,924,099
Foreign currencies, at value[b]	—	71,605	418,141
Receivables:
Investment securities sold	—	36,993	83,498
Interest	987,108	104,843	431,629

Total Assets	247,917,618	15,326,809	43,857,367

LIABILITIES
Payables:
Investment securities purchased	—	88,834	298,979
Collateral for securities on loan (Note 5)	27,224,395	—	—
Investment advisory fees (Note 2)	37,522	5,076	13,535

Total Liabilities	27,261,917	93,910	312,514

NET ASSETS	$220,655,701	$15,232,899	$43,544,853

Net assets consist of:
Paid-in capital	$218,885,557	$15,263,403	$42,858,758
Undistributed net investment income	46	39,827	83
Accumulated net realized loss	(133,600)	(48,057)	(61,652)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,903,698	(22,274)	747,664

NET ASSETS	$220,655,701	$15,232,899	$43,544,853

Shares outstanding[c]	2,150,000	300,000	900,000

Net asset value per share	$102.63	$50.78	$48.38

[a]	Securities on loan with values of $26,692,806, $ — and $ —, respectively. See Note 5.
[b]	Cost of foreign currencies: $ —, $73,008 and $406,899, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

iSHARES® TRUST

	iShares Barclays TIPS Bond Fund
	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011

NET INVESTMENT INCOME
Interest — unaffiliated[b]	$783,417,912	$587,963,644
Interest — affiliated (Note 2)	33,911	91,635
Securities lending income — affiliated (Note 2)	4,285,269	2,135,363

Total investment income	787,737,092	590,190,642

EXPENSES
Investment advisory fees (Note 2)	27,719,474	40,209,060

Total expenses	27,719,474	40,209,060

Net investment income	760,017,618	549,981,582

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	24,658,443	(1,779,032)
In-kind redemptions — unaffiliated	471,284,651	281,360,902

Net realized gain	495,943,094	279,581,870

Net change in unrealized appreciation/depreciation	989,279,473	494,223,649

Net realized and unrealized gain	1,485,222,567	773,805,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,245,240,185	$1,323,787,101

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.

See notes to financial statements.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

	iShares Barclays 0-5 Year TIPS Bond Fund	iShares Global Inflation-Linked Bond Fund	iShares International Inflation-Linked Bond Fund
	Period from December 1, 2010[a] to October 31, 2011	Period from May 18, 2011[a] to October 31, 2011	Period from May 18, 2011[a] to October 31, 2011

NET INVESTMENT INCOME
Interest — unaffiliated[b,c]	$3,304,621	$199,623	$343,394
Interest — affiliated (Note 2)	246	9	9
Securities lending income — affiliated (Note 2)	13,505	—	—

Total investment income	3,318,372	199,632	343,403

EXPENSES
Investment advisory fees (Note 2)	224,528	20,905	27,132

Total expenses	224,528	20,905	27,132

Net investment income	3,093,844	178,727	316,271

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(138,000)	(106,150)	(65,571)
In-kind redemptions — unaffiliated	54,670	—	—
Foreign currency transactions	—	(12,161)	(288,532)

Net realized loss	(83,330)	(118,311)	(354,103)

Net change in unrealized appreciation/depreciation on:
Investments	1,903,698	(19,767)	723,472
Translation of assets and liabilities in foreign currencies	—	(2,507)	24,192

Net change in unrealized appreciation/depreciation	1,903,698	(22,274)	747,664

Net realized and unrealized gain (loss)	1,820,368	(140,585)	393,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,914,212	$38,142	$709,832

[a]	Commencement of operations.
[b]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.
[c]	Net of foreign withholding tax of $ —, $146 and $1,252, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Barclays TIPS Bond Fund
	Period from March 1, 2011 to October 31, 2011[a]	Year ended February 28, 2011	Year ended February 28, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$760,017,618	$549,981,582	$606,837,350
Net realized gain (loss)	495,943,094	279,581,870	(8,071,509)
Net change in unrealized appreciation/depreciation	989,279,473	494,223,649	951,356,453

Net increase in net assets resulting from operations	2,245,240,185	1,323,787,101	1,550,122,294

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(744,412,902)	(500,411,426)	(615,978,414)

Total distributions to shareholders	(744,412,902)	(500,411,426)	(615,978,414)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,073,058,631	1,945,503,306	9,409,013,111
Cost of shares redeemed	(4,699,676,397)	(3,421,707,620)	(513,442,070)

Net increase (decrease) in net assets from capital share transactions	373,382,234	(1,476,204,314)	8,895,571,041

INCREASE (DECREASE) IN NET ASSETS	1,874,209,517	(652,828,639)	9,829,714,921

NET ASSETS
Beginning of period	19,448,004,019	20,100,832,658	10,271,117,737

End of period	$21,322,213,536	$19,448,004,019	$20,100,832,658

Undistributed net investment income included in net assets at end of period	$65,162,548	$49,516,218	$—

SHARES ISSUED AND REDEEMED
Shares sold	45,100,000	18,400,000	92,200,000
Shares redeemed	(41,300,000)	(32,100,000)	(4,900,000)

Net increase (decrease) in shares outstanding	3,800,000	(13,700,000)	87,300,000

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Barclays 0-5 Year TIPS Bond Fund	iShares Global Inflation-Linked Bond Fund
	Period from December 1, 2010[a] to October 31, 2011	Period from May 18, 2011[a] to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,093,844	$178,727
Net realized loss	(83,330)	(118,311)
Net change in unrealized appreciation/depreciation	1,903,698	(22,274)

Net increase in net assets resulting from operations	4,914,212	38,142

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,122,465)	(68,646)
Return of capital	(169,460)	—

Total distributions to shareholders	(3,291,925)	(68,646)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	224,107,124	15,263,403
Cost of shares redeemed	(5,073,710)	—

Net increase in net assets from capital share transactions	219,033,414	15,263,403

INCREASE IN NET ASSETS	220,655,701	15,232,899

NET ASSETS
Beginning of period	—	—

End of period	$220,655,701	$15,232,899

Undistributed net investment income included in net assets at end of period	$46	$39,827

SHARES ISSUED AND REDEEMED
Shares sold	2,200,000	300,000
Shares redeemed	(50,000)	—

Net increase in shares outstanding	2,150,000	300,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares International Inflation-Linked Bond Fund
Period from May 18, 2011[a] to October 31, 2011

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$316,271
Net realized loss	(354,103)
Net change in unrealized appreciation/depreciation	747,664

Net increase in net assets resulting from operations	709,832

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,737)
Return of capital	(66,069)

Total distributions to shareholders	(89,806)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	42,924,827

Net increase in net assets from capital share transactions	42,924,827

INCREASE IN NET ASSETS	43,544,853

NET ASSETS
Beginning of period	—

End of period	$43,544,853

Undistributed net investment income included in net assets at end of period	$83

SHARES ISSUED
Shares sold	900,000

Net increase in shares outstanding	900,000

[a]	Commencement of operations.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays TIPS Bond Fund
	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of period	$108.16	$103.88	$96.71	$110.30	$100.96	$102.75

Income from investment operations:
Net investment income[b]	4.12	2.92	4.04	0.80	5.86	4.08
Net realized and unrealized gain (loss)[c]	7.87	4.01	7.38	(8.70)	8.53	(1.60)

Total from investment operations	11.99	6.93	11.42	(7.90)	14.39	2.48

Less distributions from:
Net investment income	(4.02)	(2.65)	(4.25)	(4.52)	(5.05)	(4.11)
Return of capital	—	—	—	(1.17)	—	(0.16)

Total distributions	(4.02)	(2.65)	(4.25)	(5.69)	(5.05)	(4.27)

Net asset value, end of period	$116.13	$108.16	$103.88	$96.71	$110.30	$100.96

Total return	11.33%[d]	6.74%	12.00%	(7.50)%	14.78%	2.56%

Ratios/Supplemental data:
Net assets, end of period (000s)	$21,322,214	$19,448,004	$20,100,833	$10,271,118	$6,408,389	$4,129,080
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	5.48%	2.74%	3.95%	0.78%	5.71%	4.09%
Portfolio turnover rate[f]	15%	13%	15%	10%	10%	17%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Barclays 0-5 Year TIPS Bond Fund
Period from Dec. 1, 2010[a] to Oct. 31, 2011
Net asset value, beginning of period	$99.83

Income from investment operations:
Net investment income[b]	2.58
Net realized and unrealized gain[c]	2.68

Total from investment operations	5.26

Less distributions from:
Net investment income	(2.33)
Return of capital	(0.13)

Total distributions	(2.46)

Net asset value, end of period	$102.63

Total return	5.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$220,656
Ratio of expenses to average net assets[e]	0.20%
Ratio of net investment income to average net assets[e]	2.76%
Portfolio turnover rate[f]	34%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Global Inflation-Linked Bond Fund
Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$49.75

Income from investment operations:
Net investment income[b]	0.78
Net realized and unrealized gain[c]	0.59

Total from investment operations	1.37

Less distributions from:
Net investment income	(0.34)

Total distributions	(0.34)

Net asset value, end of period	$50.78

Total return	2.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,233
Ratio of expenses to average net assets[e]	0.40%
Ratio of net investment income to average net assets[e]	3.42%
Portfolio turnover rate[f]	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares International Inflation-Linked Bond Fund
Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$49.35

Income from investment operations:
Net investment income[b]	1.02
Net realized and unrealized loss[c]	(1.54)

Total from investment operations	(0.52)

Less distributions from:
Net investment income	(0.12)
Return of capital	(0.33)

Total distributions	(0.45)

Net asset value, end of period	$48.38

Total return	(1.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$43,545
Ratio of expenses to average net assets[e]	0.40%
Ratio of net investment income to average net assets[e]	4.66%
Portfolio turnover rate[f]	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Bond Fund	Diversification Classification
Barclays TIPS[a]	Diversified
Barclays 0-5 Year TIPS[b]	Diversified
Global Inflation-Linked[c]	Non-diversified
International Inflation-Linked[c]	Non-diversified

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	The Fund commenced operations on December 1, 2010.
[c]	The Funds commenced operations on May 18, 2011.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Certain Funds may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 — Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund and Asset Class	Level 1	Level 2	Level 3	Total
Barclays TIPS
U.S. Government Obligations	$—	$21,093,093,290	$—	$21,093,093,290
Short-Term Investments	5,529,434,078	—	—	5,529,434,078

	$5,529,434,078	$21,093,093,290	$—	$26,622,527,368

Barclays 0-5 Year TIPS
U.S. Government Obligations	$—	$219,368,719	$—	$219,368,719
Short-Term Investments	27,561,791	—	—	27,561,791

	$27,561,791	$219,368,719	$—	$246,930,510

Global Inflation-Linked
Foreign Government Bonds & Notes	$—	$9,884,506	$—	$9,884,506
U.S. Government Obligations	—	5,138,671	—	5,138,671
Short-Term Investments	90,191	—	—	90,191

	$90,191	$15,023,177	$—	$15,113,368

International Inflation-Linked
Foreign Government Bonds & Notes	$—	$42,871,336	$—	$42,871,336
Short-Term Investments	52,763	—	—	52,763

	$52,763	$42,871,336	$—	$42,924,099

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

Inflation-linked public obligations are income-generating instruments whose interest and principal payments are adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income in the Statements of Operations.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of October 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)

Barclays TIPS	$65,004,704	$2,157,786,018	$(989,528)	$2,221,801,194
Barclays 0-5 Year TIPS	—	1,791,747	(21,603)	1,770,144
Global Inflation-Linked	40,447	(26,661)	(44,290)	(30,504)
International Inflation-Linked	—	691,477	(5,382)	686,095

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the period ended October 31, 2011 and the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Bond Fund	Period ended October 31, 2011	Year ended February 28, 2011	Year ended February 28, 2010
Barclays TIPS
Distributions paid from:
Ordinary income	$744,412,902	$500,411,426	$615,978,414

Barclays 0-5 Year TIPS
Distributions paid from:
Ordinary income	$3,122,465
Return of capital	169,460

Total distributions	$3,291,925

Global Inflation-Linked
Distributions paid from:
Ordinary income	$68,646

International Inflation-Linked
Distributions paid from:
Ordinary income	$23,737
Return of capital	66,069

Total distributions	$89,806

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of October 31, 2011, the tax year-end of the Funds, as follows:

iShares Bond Fund	Non-Expiring	Expiring 2016	Expiring 2017	Expiring 2019	Total
Barclays TIPS	$—	$460,813	$528,715	$—	$989,528
Barclays 0-5 Year TIPS	—	—	—	21,603	21,603
Global Inflation-Linked	44,290	—	—	—	44,290
International Inflation-Linked	5,382	—	—	—	5,382

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 are not subject to expiration and must be utilized prior to the losses incurred in the tax years preceding enactment.

As of October 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Barclays TIPS	$24,464,741,350	$2,157,786,018	$—	$2,157,786,018
Barclays 0-5 Year TIPS	245,138,763	2,005,602	(213,855)	1,791,747
Global Inflation-Linked	15,137,522	212,769	(236,923)	(24,154)
International Inflation-Linked	42,256,814	1,349,163	(681,878)	667,285

Management has reviewed the tax positions as of October 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to amortization methods on fixed income securities, distributions paid in excess of taxable income, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of October 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Bond Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Barclays TIPS	$458,078,175	$41,614	$(458,119,789)
Barclays 0-5 Year TIPS	21,603	28,667	(50,270)
Global Inflation-Linked	—	(70,254)	70,254
International Inflation-Linked	—	(292,451)	292,451

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares Global Inflation-Linked Bond Fund and iShares International Inflation-Linked Bond Fund.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond Fund	Investment Advisory Fee
Barclays TIPS	0.20%
Barclays 0-5 Year TIPS	0.20
Global Inflation-Linked	0.40
International Inflation-Linked	0.40

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended October 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
Barclays TIPS	$2,307,453
Barclays 0-5 Year TIPS	7,272

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2011 were as follows:

	U.S. Government Obligations		Other Securities
iShares Bond Fund	Purchases	Sales	Purchases	Sales
Barclays TIPS	$5,246,034,598	$2,979,723,115	$—	$—
Barclays 0-5 Year TIPS	48,191,975	40,850,119	—	—
Global Inflation-Linked	5,505,355	2,904,070	4,940,330	1,215,883
International Inflation-Linked	—	—	38,520,910	3,863,197

In-kind transactions (see Note 4) for the period ended October 31, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
Barclays TIPS	$1,997,009,481	$4,531,542,024
Barclays 0-5 Year TIPS	220,684,956	5,039,602
Global Inflation-Linked	8,744,046	—
International Inflation-Linked	7,405,196	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of October 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of October 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Barclays TIPS Bond Fund, iShares Barclays 0-5 Year TIPS Bond Fund, iShares Global Inflation-Linked Bond Fund and iShares International Inflation-Linked Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at October 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2011

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal period ended October 31, 2011:

iShares Bond Fund	Interest-Related Dividends
Barclays TIPS	$744,412,902
Barclays 0-5 Year TIPS	3,093,244
Global Inflation-Linked	12,373

TAX INFORMATION	45

Board Review and Approval of Investment Advisory Contracts (Unaudited)

iSHARES® TRUST

I. iShares Barclays 0-5 Year TIPS Bond Fund

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011 and April 26, 2011 to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fees and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory rates as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	47

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

II. iShares Global Inflation-Linked Bond Fund and iShares International Inflation-Linked Bond Fund

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the Funds’ entering into an Investment Advisory Contract between the Trust and BFA on behalf of the Funds (the “Advisory Contract”), and the proposed sub-advisory agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Funds. As required by Section 15(c), the Board requested, and BFA provided, such information as the Board deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract and Sub-Advisory Agreement.

At a meeting held on June 15-16, 2010, the Board approved the selection of BFA and the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A., formerly known as Barclays Global Investors, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings in connection with the Board’s consideration and approval of new investment advisory contracts between the other iShares funds and BFA, which took effect upon the consummation of the acquisition by BlackRock of BTC’s asset management business (the “Transaction”) and shareholder approval, as applicable. At a meeting held on December 1-2, 2010, the Board approved the Sub-Advisory Agreement to allow for more efficient portfolio management and trade execution for securities traded outside of the U.S. and Canada. The Board at that time also considered information provided by BFA in connection with the use of BIL as a sub-adviser for other iShares funds. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”.

In selecting BFA and approving the Advisory Agreements for the Funds, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA (and any services to be provided by BIL on BFA’s behalf or direction) under the Advisory Agreements. In reviewing the scope of services to be provided to the Funds by BFA and BIL, the Board considered BFA’s investment philosophy and experience as well as the resources expected to be available from BFA and BIL and their affiliates for the support of the Funds. The Board considered in particular that BFA’s services for the other iShares funds capitalize on BFA’s core competencies, including the effective use of its proprietary investment models analyzing securities market risk, asset class correlations and expected returns. The Board also considered services provided by BFA and BIL and their affiliates in connection with the review of counterparty and issuer credit risk and securities lending opportunities and the oversight of intermediaries that provide shareholder support and processing functions. The Board considered representations by BFA, BTC, and BlackRock at prior Board meetings that there would be no diminution in the scope of services required of or to be provided by BFA under the Advisory Contract for the Funds as compared to the scope of services historically provided by BFA to other iShares funds prior to the Transaction.

The Board also considered BFA’s compliance program and its compliance record with respect to the other iShares funds. The Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio transaction policies and procedures. The Board noted that BFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Funds; therefore, comparative performance information was generally not available.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	49

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

The Board took into account prior discussions at Board meetings held during 2009 and 2010, including representations by management regarding the resources and strengths of BFA in managing the iShares funds after the Transaction and the financial condition of BFA and BlackRock.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA and BIL to the Funds under the Advisory Agreements were appropriate and supported the Board’s selection of BFA as investment adviser and BIL as sub-adviser to the Funds.

Fund Expenses — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Groups”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. The Board noted that the investment advisory fee rates and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in the Lipper Groups. The Board noted that there would be no additional fees imposed on the Funds relating to the Sub-Advisory Agreement.

Based on this review, the Board concluded that the investment advisory fees and expense levels of each Fund, as proposed to be managed by BFA, as compared to the investment advisory fees and expense levels of the funds in the relevant Lipper Groups, were satisfactory for the purposes of approving the Advisory Agreements.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that further discussions regarding profitability are planned for future meetings, and that it expects to receive profitability information from BFA on at least an annual basis following the expiration of the Advisory Agreements’ initial two year term and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted that possible future economies of scale for the Funds had been taken into consideration by fixing the investment advisory fee rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders would have received from a fee structuring with declining breakpoints where the initial fee was higher. The Board also considered BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA had continued to make significant investments in the iShares fund complex, and that recently expenses had grown at a pace similar to the growth in revenue. The Board noted representations from BFA and BlackRock at prior Board meetings of other iShares Funds that BFA will continue to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. It was noted that as yet the Transaction had not created significant opportunities for additional economies of scale.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contracts (Unaudited) (Continued)

iSHARES® TRUST

Based on this review, as well as the discussions described above in connection with the Lipper Groups comparisons, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the structure of the investment advisory fees reflects the sharing of potential economies of scale with the Fund shareholders.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies, for which BFA (or its affiliate, BTC) provides investment advisory/management services, including collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparative investment advisory/management fee information was not available for the Funds, as BFA and BTC do not manage any Other Accounts with substantially similar investment objectives and strategies as the Funds. However, the Board noted that BFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, as well as the discussions described above in connection with the Lipper Groups comparisons, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract, are fair and reasonable.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider any ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA or BIL since the proposed relationship had not yet commenced. However, the Board noted that BFA and BIL would not use soft dollars or consider the value of research or other services that may be provided to BFA or BIL (including their affiliates) in selecting brokers for portfolio transactions for the Funds. The Board also considered the potential for revenue to BTC, the Trust’s securities lending agent, and its affiliates, in the event of any loaning of portfolio securities of the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Agreements.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	51

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Barclays TIPS	$4.01468	$—	$0.00432	$4.01900	100%	—%	0%[a]	100%
Barclays 0-5 Year TIPS	2.20238	—	0.25796	2.46034	90	—	10	100
Global Inflation-Linked	0.34323	—	—	0.34323	100	—	—	100
International Inflation-Linked	0.44903	—	—	0.44903	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Barclays TIPS Bond Fund

Period Covered: January 1, 2006 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.41
Greater than 1.5% and Less than 2.0%	10	0.69
Greater than 1.0% and Less than 1.5%	22	1.52
Greater than 0.5% and Less than 1.0%	56	3.87
Between 0.5% and –0.5%	1,345	92.95
Less than –0.5% and Greater than –1.0%	3	0.21
Less than –1.0%	1	0.07

	1,447	100.00%

iShares Barclays 0-5 Year TIPS Bond Fund

Period Covered: January 1, 2011 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	189	100.00%

	189	100.00%

iShares Global Inflation-Linked Bond Fund

Period Covered: July 1, 2011 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	6	9.38%
Greater than 1.0% and Less than 1.5%	8	12.50
Greater than 0.5% and Less than 1.0%	17	26.56
Between 0.5% and –0.5%	28	43.75
Less than –0.5% and Greater than –1.0%	5	7.81

	64	100.00%

SUPPLEMENTAL INFORMATION	53

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Inflation-Linked Bond Fund

Period Covered: July 1, 2011 through September 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	8	12.50%
Greater than 1.0% and Less than 1.5%	13	20.31
Greater than 0.5% and Less than 1.0%	15	23.44
Between 0.5% and –0.5%	28	43.75

	64	100.00%

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 230 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010);

Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).

Director (since 1998) and President

(2007-2010) of the Board of

Directors, Catholic Charities CYO;

Trustee of Pacific Select Funds

(2004-2005); Trustee (since 2002)

and Chair of the Finance Committee

(2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).

Gregor G. Peterson Professor of

Accounting and Senior Associate

Dean for Academic Affairs, Stanford

University: Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(Winter 2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BofA Merrill Lynch, nor are they sponsored, endorsed or issued by Barclays Capital, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-101-1011

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2011, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this

Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the eight series of the Registrant for which the fiscal year-end is October 31, 2011 (the “Fund”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by the principal accountant for the audit of the Funds annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $97,240.

(b)	Audit-Related Fees – There were no fees billed for the fiscal year ended October 31, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees the fiscal year ended October 31, 2011 for professional services rendered by the principal accountant for the review of the Funds tax returns and excise tax calculations was $3,620.

(d)	All Other Fees – There were no other fees billed for the fiscal year ended October 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds financial statements for the fiscal year ended October 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the fiscal year ended October 31, 2011 was $2,741,497.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Schedule of Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: December 22, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: December 22, 2011